[EXECUTION COPY]






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                             UIH CHILE HOLDING S.A.

                                       and

                              SUBSIDIARY GUARANTORS

                          -----------------------------



                                CREDIT AGREEMENT


                           Dated as of April 29, 1999


                         ------------------------------



                         TORONTO DOMINION (TEXAS), INC.,
                             as Administrative Agent


                            TD SECURITIES (USA), INC.

                                       and

                                 CITIBANK, N.A.,
                                 as Co-Arrangers




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                                                 TABLE OF CONTENTS

         This Table of Contents is not part of the Agreement to which it is attached but is inserted for convenience of reference only.
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Section 1.  Definitions and Accounting Matters...............................1
         1.01  Certain Defined Terms.........................................1
         1.02  Accounting Terms and Determinations..........................16
         1.03  Tranches.....................................................16
         1.03  Newcom.......................................................16

Section 2.  Commitments, Loans, Notes and Prepayments.......................16
         2.01  Loans........................................................16
         2.02  Borrowings...................................................17
         2.03  Commitment Reductions and Termination;
               Commitment Increases.........................................17
         2.04  Commitment Fees..............................................17
         2.05  Lending Offices..............................................17
         2.06  Several Obligations; Remedies Independent....................17
         2.07  Notes........................................................18
         2.08  Optional Prepayments.........................................18
         2.09  Mandatory Prepayments........................................18

Section 3.  Payments of Principal and Interest..............................19
         3.01  Repayment of Loans...........................................19
         3.02  Interest.....................................................19

Section 4.  Payments; Pro Rata Treatment; Computations; Etc.................19
         4.01  Payments.....................................................19
         4.02  Pro Rata Treatment...........................................19
         4.03  Computations.................................................20
         4.04  Minimum Amounts..............................................20
         4.05  Certain Notices..............................................20
         4.06  Non-Receipt of Funds by the Administrative Agent.............20
         4.07  Sharing of Payments, Etc.....................................21

Section 5.  Yield Protection, Etc...........................................22
         5.01  Additional Costs.............................................22
         5.02  Alternative Interest Rate....................................23
         5.03  Illegality...................................................24
         5.04  Chilean Taxes................................................24
         5.05  Compensation.................................................25

Section 6.  Guarantee.......................................................26
         6.01  The Guarantee................................................26
         6.02  Obligations Unconditional....................................26
         6.03  Reinstatement................................................27
         6.04  Subrogation..................................................27
         6.05  Remedies.....................................................27
         6.06  Continuing Guarantee.........................................27
         6.07  Rights of Contribution.......................................27
         6.08  General Limitation on Guaranty Obligations...................28

Section 7.  Conditions Precedent............................................28
         7.01  Initial Loan.................................................28
         7.02  Initial and Subsequent Loans.................................32

                                       (i)

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         7.03  Pro Forma Compliance ........................................32
         7.04  Consummation of the Merger...................................33

Section 8.  Representations and Warranties..................................33
         8.01  Corporate Existence..........................................33
         8.02  Financial Condition..........................................33
         8.03  Litigation...................................................33
         8.04  No Breach....................................................33
         8.05  Action.......................................................34
         8.06  Approvals....................................................34
         8.07  Legal Form...................................................34
         8.08  Ranking......................................................34
         8.09  Taxes........................................................34
         8.10  Commercial Activity; Absence of Immunity.....................35
         8.11  Material Agreements and Liens................................35
         8.12  Environmental Matters........................................35
         8.13  Capitalization...............................................35
         8.14  Subsidiaries, Etc............................................36
         8.15  Properties and Assets........................................36
         8.16  True and Complete Disclosure.................................36
         8.17  Investment Holding Company Act...............................37
         8.18  Use of Credit................................................37
         8.19  Solvency.....................................................37
         8.20  No Default on Purchase Agreement.............................37
         8.21  Ownership of Collateral......................................37
         8.22  Liens, etc...................................................37
         8.23  Year 2000....................................................37

Section 9.  Covenants of the Obligor........................................38
         9.01  Financial Statements, Etc....................................38
         9.02  Litigation...................................................39
         9.03  Existence, Etc...............................................40
         9.04  Insurance....................................................40
         9.05  Prohibition of Fundamental Changes...........................40
         9.06  Limitation on Liens..........................................41
         9.07  Indebtedness.................................................42
         9.08  Investments..................................................43
         9.09  Restricted Payments..........................................44
         9.10  Capital Expenditures.........................................45
         9.11  Total Debt to EBITDA Ratio...................................45
         9.12  Debt Service Coverage Ratio..................................45
         9.13  Senior Debt to EBITDA Ratio..................................46
         9.14  Interest Coverage Ratio......................................46
         9.15  Governmental Approvals.......................................46
         9.17  Lines of Business............................................46
         9.18  Transactions with Affiliates.................................47
         9.19  Use of Proceeds..............................................47
         9.20  Minimum Telephony Revenue....................................47
         9.21  Certain Obligations in Respect of Subsidiaries...............48
         9.22  Insurance....................................................48
         9.23  Post-Closing Collateral Matters..............................48
         9.24  Post-Closing Acquisition/Merger Matters......................50
         9.25  Assumption Agreement.........................................50

                                      (ii)

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Section 10.  Events of Default..............................................51

Section 11.  The Administrative Agent.......................................53
         11.01  Appointment, Powers and Immunities..........................53
         11.02  Reliance by Administrative Agent............................54
         11.03  Defaults....................................................54
         11.04  Rights as a Lender..........................................54
         11.05  Indemnification.............................................55
         11.06  Non-Reliance on Administrative Agent and Other Lenders......55
         11.07  Failure to Act..............................................55
         11.08  Resignation or Removal of Administrative Agent..............55
         11.09  Consents under Other Basic Documents........................56

Section 12.  Miscellaneous..................................................56
         12.01  Waiver......................................................56
         12.02  Notices.....................................................56
         12.03  Expenses....................................................56
         12.04  Indemnification.............................................57
         12.05  Amendments, Etc.............................................57
         12.06  Successors and Assigns......................................57
         12.07  Assignments and Participations..............................58
         12.08  Survival....................................................59
         12.09  Captions; Integration.......................................59
         12.10  Counterparts................................................59
         12.11  Judgment Currency...........................................59
         12.12  Governing Law...............................................60
         12.13  Jurisdiction; Service of Process; Venue.....................60
         12.14  No Immunity.................................................61
         12.15  Waiver of Jury Trial........................................61
         12.16  Use of English Language.....................................61
         12.17  Confidentiality.............................................61


SCHEDULE I   - Material Agreements and Liens
SCHEDULE II  - Subsidiaries and Investments
SCHEDULE III - Material Litigation
SCHEDULE IV  - Properties and Assets
SCHEDULE V   - Equity Rights

EXHIBIT A-1  - Form of Tranche A Note
EXHIBIT A-2  - Form of Tranche B Note

EXHIBIT B-1 - Form of Agreement to Grant a Pledge Without Conveyance EXHIBIT B-2 - Form of Commercial Pledge Agreement
EXHIBIT B-3  - Form of Pledge Without Conveyance
EXHIBIT B-4  - Form of Real Property Mortgage
EXHIBIT B-5  - Form of Stock Pledge Agreement
EXHIBIT B-6  - Form of Conditional Assignment

EXHIBIT C    - Form of Public Deed Evidencing Subsidiaries' Guarantee




                                           (iii)

EXHIBIT D-1  - Form of Opinion of Chilean Counsel to the Obligors
EXHIBIT D-2 - Form of Opinion of New York Counsel to the Administrative Agent EXHIBIT D-3 - Form of Opinion of Chilean Counsel to the Administrative Agent EXHIBIT D-4 - Form of Opinion of U.S. Counsel to the Obligors
EXHIBIT D-5  - Form of Opinion of Cayman Islands Counsel to the Obligors

EXHIBIT E    - Form of Compliance Certificate


                                            (iv)

         CREDIT AGREEMENT dated as of April 29, 1999 among:

                  (a) UIH CHILE HOLDING S.A., a corporation duly organized and validly existing under the laws of the Republic of Chile ("Acquisition Co.");

                  (b) Newcom and each of the Persons that (upon consummation of the Merger) will be Subsidiaries of the Company and are identified under the caption "SUBSIDIARY GUARANTORS" on the signature pages hereto (including Newcom, individually, a "Subsidiary Guarantor" and, collectively, the "Subsidiary Guarantors"; and the Subsidiary Guarantors collectively with the Company, the "Obligors");

                  (c) each of the lenders that is a signatory hereto identified under the caption "LENDERS" on the signature pages hereto or that, pursuant to Section 12.07(b) hereof, shall become a "Lender" hereunder (individually, a "Lender" and, collectively, the "Lenders"); and

                  (d) TORONTO DOMINION (TEXAS), INC., as administrative agent for the Lenders (in such capacity, together with its successors in such capacity, the "Administrative Agent").

         The Obligors have requested that the Lenders make loans to the Company, the Lenders are willing to make loans to the Company on the terms and conditions of this Agreement and, accordingly, the parties hereto agree as follows:

         Section 1.  Definitions and Accounting Matters.

         1.01 Certain Defined Terms. As used herein, the following terms shall have the following meanings (all terms defined in this Section 1.01 or in other provisions of this Agreement in the singular to have the same meanings when used in the plural and vice versa):

         "Acquisition" shall mean, collectively, (a) the acquisition by Acquisition Co. of all of the outstanding shares of capital stock of Hipercable, other than the shares owned by UIH Chile, Inc., pursuant to the Purchase Agreement and (b) the Newcom Acquisition.

         "Acquisition Co." is defined in the preamble.

         "Affiliate" shall mean any Person (other than any Wholly Owned Subsidiary of the Company) that directly or indirectly controls, or is under common control with, or is controlled by, the Company and, if such Person is an individual, any member of the immediate family (including parents, spouse, children and siblings) of such individual and any trust whose principal beneficiary is such individual or one or more members of such immediate family and any Person who is controlled by any such member or trust. As used in this definition, "control" (including, with its correlative meanings, "controlled by" and "under common control with") shall mean possession, directly or indirectly, of power to direct or cause the direction of management or policies (whether through ownership of securities or partnership or other ownership interests, by contract or otherwise).

         "Administrative Agent's Account" shall mean account no. 6550-6-52270 (for the account of Toronto Dominion (Texas), Inc., reference: VTR Hipercable S.A.) of the Administrative Agent maintained at Bank of America NT & SA (ABA No. 026009593), or such other account at such other bank in New York City as the Administrative Agent shall specify from time to time to the Company and the Lenders.

         "Agreement to Grant a Pledge Without Conveyance" shall mean one or more Chilean public deeds constituting an agreement to grant a pledge without conveyance (promesa de prenda sin desplazamiento) of the Obligors' network of cables and wires, executed by each Obligor and delivered to the Administrative Agent for the benefit of the Lenders, substantially in the form of Exhibit B-1 hereto.

         "Applicable Margin" shall mean 5.00% per annum; provided that the "Applicable Margin" shall be increased on each date set forth in Schedule A below to the applicable percentage set forth opposite such date:

                                    Schedule A

                  Date                   Applicable Margin

                  April 29, 2001               5.50%
                  July 29, 2001                6.00%
                  October 29, 2001             6.50%
                  January 29, 2002             7.00%

         "Application Date" shall mean, with respect to any Net Disposition Proceeds, Net Equity Proceeds or Net Debt Proceeds, the earlier of (x) the date the Company is permitted by the Central Bank of Chile or the regulations thereof to effect mandatory prepayments pursuant to paragraph (b), (c) or (d), respectively, of Section 2.09 and (y) ten Business Days after receipt by the Company or any of its Subsidiaries of such Net Disposition Proceeds, Net Equity Proceeds or Net Debt Proceeds, respectively.

         "Basic Documents" shall mean, collectively, this Agreement, the Notes, the Effective Subordination Documents and the Security Documents.

         "Box Lease Financing" shall mean any financing of converter boxes for cable television systems or direct- to-home systems pursuant to which the Company or one of its Subsidiaries leases such boxes from a third party, on behalf of its subscribers, where the subscriber agrees to make rental payments to the Company or such Subsidiary sufficient to cover the lease payments due to the third party.

         "Business Day" shall mean (a) any day on which commercial banks are not authorized or required to close in New York City or Santiago, Chile and (b) if such day relates to a borrowing of, a payment or prepayment of principal of or interest on, or an Interest Period for, a Loan or a notice by the Company with respect to any such borrowing, payment or prepayment, any day on which dealings in Dollar deposits are carried out in the London interbank market.

         "Cable   Subscribers"  shall  mean  subscribers  to  the  multi-channel television services (including wireline, wireless and DBS television services) provided by the Obligors.

         "Capital Expenditures" shall mean, for any period, expenditures made by the Company or any of its Subsidiaries to acquire or construct fixed assets, plant and equipment (including renewals, improvements and replacements, but excluding repairs) during such period computed in accordance with GAAP.

         "Capital Lease Obligations" shall mean, for any Person, all obligations of such Person to pay rent or other amounts under a lease of (or other agreement conveying the right to use) Property to the extent such obligations are required to be classified and accounted for as a capital lease on a balance sheet of such Person under GAAP, and, for purposes of this Agreement, the amount of such obligations shall be the capitalized amount thereof, determined in accordance with GAAP.

         "Chile" shall mean the Republic of Chile.

         "Chilean Taxes" shall mean all present and future income, stamp, registration and other taxes and levies, imposts, deductions, charges, compulsory loans and withholdings whatsoever, and all interest, penalties or similar amounts with respect thereto, now or hereafter imposed, assessed, levied or collected by (a) Chile or any political subdivision or taxing authority thereof or therein, or by any federation or association of or with which Chile may be a member or associated, on or in respect of this Agreement, the Loans, the Notes, the other Basic Documents, the recording, registration, notarization or other formalization of any thereof, the enforcement thereof or the introduction thereof in any judicial proceedings, or on or in respect of any payments of principal, interest, premiums, charges, fees or other amounts made on, under or in respect of any thereof, or (b) any other jurisdiction from or through which payments to or for account of any Lenders hereunder are made as a result or consequence of such payments (excluding, however, income or franchise taxes imposed on a Lender by a jurisdiction as a result of such Lender being organized under the laws of such jurisdiction or of its Lending Office being located in such jurisdiction).

         "Citibank" shall mean Citibank, N.A., a national banking association organized under the laws of the United States of America.

         "Closing Date" shall mean the date upon which the initial Loan hereunder is made.

         "Closing Date Contribution" shall mean a financing consisting of the following:

                  (a)  Closing Date Equity, or

                  (b)  Closing Date Debt, or

                  (c)  some combination thereof,

in an aggregate amount at least equal to U.S.$250,000,000 (less expenses of up to U.S.$6,500,000 incurred in connection with the Closing Date Equity), of which at least U.S.$150,000,000 (less such expenses) consists of Closing Date Equity.

         "Closing Date Debt" shall mean a loan made by State Street Bank and Trust Company to the Company on or prior to the Closing Date on terms and conditions satisfactory to the Required Lenders, which terms shall include, without limitation, the following:

                  (a) the subordination thereof to the prior payment in full of the Company's obligations hereunder pursuant to Effective Subordination Documents,

                  (b) no cash payments shall be required to be made in respect thereof prior to the later of (x) six months after the Principal Payment Date and (y) the payment in full in cash of all amounts payable by the Obligors hereunder, and

                  (c) the final maturity thereof shall occur no earlier than six months after the Principal Payment Date.

         "Closing Date Equity" shall mean a cash contribution (or some other substantially equivalent tax-advantaged form of investment that is satisfactory to the Lenders) made by UIH, one of its Affiliates or other Persons acceptable to the Majority Lenders on or prior to the Closing Date to the common equity capital of the Company.

         "Collateral" shall mean all of the Property of the Obligors covered by the Security Documents.

         "Commercial Pledge Agreement" shall mean a Chilean public deed constituting a commercial pledge (prenda comercial) of all existing trademarks owned by any of the Obligors, executed by the respective Obligors and delivered to the Administrative Agent for the benefit of the Lenders, substantially in the form of Exhibit B-2 hereto.

         "Commitment Percentage" shall mean, with respect to any Lender, the ratio, expressed as a percentage, of (a) the aggregate Commitments of such Lender, to (b) the aggregate Commitments of all Lenders.

         "Commitment Termination Date" shall mean December 31, 2000.

         "Commitments" shall mean the Tranche A Loan Commitments and the Tranche B Loan Commitments.

         "Company" shall mean (a) prior to the Merger, Acquisition Co., and (b) from and after the Merger, Hipercable.

         "Conditional Assignment" shall mean a Chilean public deed constituting a conditional assignment of rights (cesion condicional de derechos) of (x) leaseholds held by any Obligor, which leaseholds represent pole rental agreements covering the services provided to the percentage of the total number of Cable Subscribers that is required by Section 9.23(a) hereof, and (y) any material part of the Obligors' network of cables and wires that is leased by any Obligor, in each case executed by the applicable Obligors and delivered to the Administrative Agent for the benefit of the Lenders, substantially in the form of Exhibit B-6 hereto.

         "Debt Service" shall mean, for any period (the "Retrospective Period"), the sum for the Company and its Subsidiaries (determined on a consolidated basis without duplication in accordance with GAAP) of the following:

                  (a) the sum of (i) all Interest Expense for such Retrospective Period (including, without limitation, all interest in respect of Subordinated Debt paid in cash during such Retrospective Period) less
         (ii) any interest in respect of Subordinated Debt accrued, but not actually paid, during such Retrospective Period plus

                  (b) all payments of principal of Indebtedness (including, without limitation, the principal component of any payments in respect of Capital Lease Obligations) scheduled to be made during the period of four consecutive fiscal quarters commencing immediately after the Retrospective Period, other than the following:

                           (x) any  mandatory prepayments of Loans made pursuant
                               to Section 2.09 hereof, and

                           (y) any scheduled payments of principal of the Loans.

         "Debt Service Coverage Ratio" shall mean, as at any date, the ratio of the following:

                  (a)  for any of the following dates:

                           (i) June 30, 1999,  the product of (x) EBITDA for the
                  period of three consecutive months ending on, or most recently ended prior to, such date times (y) four,

                           (ii) September 30, 1999, the product of (x) EBITDA for the period of two fiscal quarters ending on, or most recently ended prior to, such date times (y) two,

                           (iii) December 31, 1999, the product of (x) EBITDA for the period of three fiscal quarters ending on, or most recently ended prior to, such date times (y) 1.33, and

                           (iv) any date after December 31, 1999, EBITDA for the
                  period of four consecutive fiscal quarters ending on, or most recently ended prior to, such date, to

                  (b) Debt Service for the period of four consecutive fiscal quarters ending on, or most recently ended prior to, such date.

         "Default" shall mean an Event of Default or an event that with notice or lapse of time or both would become an Event of Default.

         "Default Interest Period" shall mean, during any period while any principal of a Loan, interest thereon or any other amount owing hereunder is in default, each successive period as the Administrative Agent shall from time to time (with the consent of the Majority Lenders) choose; provided that (a) no such period shall exceed three months, (b) the first such period shall commence as of the date on which such principal, interest or other amount became due and each succeeding such period shall commence upon the expiry of the immediately preceding such period, and (c) in the absence of or pending such consent from the Majority Lenders, each Default Interest Period shall have a duration of one week.

         "Disposition" shall mean any disposition of any Property of the Company or any of its Subsidiaries made after the date hereof, other than the following:

                  (a) a disposition made in the ordinary course of business,

                  (b) a disposition made pursuant to Section 9.05(d)(iii) hereof, and

                  (c) the Galaxy Disposition.

         "Dividend Payment" shall mean dividends (in cash, Property or obligations) on, or other payments or distributions on account of, or the setting apart of money for a sinking or other analogous fund for, or the purchase, redemption, retirement or other acquisition of, any shares of any class of stock of the Company or of any warrants, options or other rights to acquire the same, but excluding dividends payable solely in shares of common stock of the Company.

         "Dollars" and "U.S.$" shall mean lawful money of the United States of America.

         "DTH License" shall mean a license granted to the Company or any of its Subsidiaries by the Chilean Sub- Secretary of Telecommunications (Subsecretaria de Telecomunicaciones) for the provision of direct-to-home broadcasting services.

         "EBITDA" shall mean, for any period, the sum, for the Company and its Subsidiaries (determined on a consolidated basis, without duplication, in accordance with GAAP), of the following:

                  (a) net operating income for such period (calculated before income taxes, Interest Expense, extraordinary and unusual items and income or loss attributable to equity in Affiliates), plus

                  (b) depreciation and amortization (to the extent deducted in determining net operating income) for such period.

         "Effective Subordination Documents" shall mean, with respect to any Indebtedness, the following (which shall be in form and substance reasonably satisfactory to the Administrative Agent):

                  (a) the agreement of the holder or holders of such Indebtedness (or of a payment agent responsible for receipt of payments in connection with such Indebtedness) to remit to the Administrative Agent all payments made in respect of such Indebtedness that are not permitted under Section 9.09(a) or that would result in an Event of Default under Section 10(e) hereof;

                  (b)  the   agreement   of  the   holder  or  holders  of  such
         Indebtedness (or, to the extent that any such holder grants a 100% participation interest in such Indebtedness to a Person acceptable to the Administrative Agent (a "Participant"), such Participant) grants to the Administrative Agent for the benefit of the Lenders a first priority Lien on its interest in such Indebtedness; and

                  (c) in the event that there is a Participant with respect to such Indebtedness, the participation agreement creating and governing such participation.

         "Eligible Assignee" shall mean, at any time, (a) a Lender, (b) an affiliate of a Lender, (c) a Person that is a bank, or a qualified financial institution duly registered with the Central Bank of Chile for the purpose of the income tax law of Chile or (d) any other Person approved by the Company and the Administrative Agent (which approval shall not be unreasonably withheld or delayed).

         "Environmental Claim" shall mean, with respect to any Person, any written or oral notice, claim, demand or other communication (collectively, a "claim") by any other Person alleging or asserting such Person's liability for investigatory costs, cleanup costs, governmental response costs, damages to natural resources or other Property, personal injuries, fines or penalties arising out of, based on or resulting from (a) the presence, or Release into the environment, of any Hazardous Material at any location, whether or not owned by such Person, or (b) circumstances forming the basis of any violation, or alleged violation, by such Person of any Environmental Law.

         "Environmental Laws" shall mean any and all present and future Chilean laws, rules or regulations, and any orders or decrees, in each case as now or hereafter in effect, relating to the regulation or protection of the environment or human health or to emissions, discharges, releases or threatened releases of pollutants, contaminants, chemicals or toxic or hazardous substances or wastes into the indoor or outdoor environment.

         "Equity Rights" shall mean, with respect to any Person, any subscriptions, options, warrants, commitments, preemptive rights or agreements of any kind (including, without limitation, any stockholders' agreements) for the issuance, sale, registration or voting of, or securities convertible into, any additional shares of capital stock of any class, or partnership or other ownership interests of any type in, such Person.

         "Eurodollar Rate" shall mean, with respect to any Loan for any Interest Period or Default Interest Period therefor, the rate per annum (rounded upwards, if necessary, to the nearest 1/16 of 1%) reported, at approximately 11:00 a.m. London time (or as soon thereafter as practicable) on the date two Business Days prior to the first day of such Interest Period or Default Interest Period, on Telerate Access Service Page 3750 (British Bankers Association Settlement Rate) as the London interbank offered rate for Dollar deposits having a term comparable to the duration of such Interest Period and in an amount equal to or greater than U.S.$1,000,000.

         "Event of  Default"  shall have the  meaning  assigned  to such term in
Section 10 hereof.

         "Excess Cash Flow" shall mean, for any fiscal year, the sum of:

                  (a)  EBITDA for such period, minus

                  (b) extraordinary cash losses for such period, plus

                  (c) extraordinary cash gains for such period, minus

                  (d) Capital Expenditures made during such period to the extent permitted by Section 9.11 hereof, minus

                  (e) all scheduled payments of principal of Indebtedness (including, without limitation, the principal component of any payments in respect of Capital Lease Obligations) made during such period and all interest in respect of Indebtedness paid during such period, minus

                  (f) corporate taxes actually paid by the Company or any of its Subsidiaries during such period, plus

                  (g) the amount of the net decrease in Working Capital (or minus the net increase in Working Capital) of the Company and its Subsidiaries for such period.

         "Excess  Post-Closing   Financing"  shall  mean  the  proceeds  of  any
Post-Closing Financing which, when taken together with the proceeds of any Post-Closing Contribution, are in excess of the Post-Closing Required Amount and are not used to prepay Closing Date Debt.

         "Federal Funds Rate" shall mean, for any day, the rate per annum (rounded upwards, if necessary, to the nearest 1/100 of 1%) equal to the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers on such day, as published by the Federal Reserve Bank of New York on the Business Day next succeeding such day, provided that (a) if the day for which such rate is to be determined is not a Business Day, the Federal Funds Rate for such day shall be such rate on such transactions on the next preceding Business Day as so published on the next succeeding Business Day and (b) if such rate is not so published for any Business Day, the Federal Funds Rate for such Business Day shall be the average rate charged on such Business Day on such transactions as determined by the Administrative Agent.

         "GAAP" shall mean generally accepted accounting principles in Chile as in effect on December 31, 1998.

         "Galaxy Disposition" shall mean a disposition by the Company of any or all or its interest in, or all or any part of the Property of, VTR Galaxy Chile, S.A., so long as the aggregate consideration received by the Obligors in connection therewith shall not exceed U.S.$15,000,000 (or the equivalent in other currencies).

         "Guarantee" shall mean a guarantee, an endorsement, a contingent agreement to purchase or to furnish funds for the payment or maintenance of, or otherwise to be or become contingently liable under or with respect to, the Indebtedness, other obligations, net worth, working capital or earnings of any Person, or a guarantee of the payment of dividends or other distributions upon the stock or equity interests of any Person, or an agreement to purchase, sell or lease (as lessee or lessor) Property, products, materials, supplies or services primarily for the purpose of enabling a debtor to make payment of such debtor's obligations or an agreement to assure a creditor against loss, and including, without limitation, causing a bank or other financial institution to issue a letter of credit or other similar instrument for the benefit of another Person, but excluding endorsements for collection or deposit in the ordinary course of business. The terms "Guarantee" and "Guaranteed" used as a verb shall have a correlative meaning.

         "Hazardous Material" shall mean, collectively, (a) any petroleum or petroleum products, flammable explosives, radioactive materials, asbestos in any form that is or could become friable, urea formaldehyde foam insulation and transformers or other equipment that contain dielectric fluid containing polychlorinated biphenyls, (b) any chemicals or other materials or substances which are now or hereafter become defined as or included in the definition of "hazardous substances", "hazardous wastes", "hazardous materials", "extremely hazardous wastes", "restricted hazardous wastes", "toxic substances", "toxic pollutants", "contaminants", "pollutants" or words of similar import under any Environmental Law and (c) any other chemical or other material or substance, exposure to which is now or hereafter prohibited, limited or regulated under any Environmental Law.

         "Hedge Agreement" shall mean, for any Person, an interest rate swap, cap or collar agreement, currency swap agreement, currency hedge agreement or similar arrangement between such Person and one or more financial institutions providing for the transfer or mitigation of interest risks or currency risks either generally or under specific contingencies.

         "Hipercable" shall mean VTR Hipercable S.A., a corporation organized under the laws of Chile.

         "Indebtedness" shall mean, for any Person: (a) obligations created, issued or incurred by such Person for borrowed money (whether by loan, the issuance and sale of debt securities or the sale of Property to another Person subject to an understanding or agreement, contingent or otherwise, to repurchase such Property from such other Person); (b) obligations of such Person to pay the deferred purchase or acquisition price of Property or services (other than trade accounts payable (other than for borrowed money) arising, and accrued expenses incurred, in the ordinary course of business so long as such trade accounts payable are payable within 90 days of the date the respective goods are delivered or the respective services are rendered); (c) Indebtedness of others secured by a Lien on the Property of such Person, whether or not the respective Indebtedness so secured has been assumed by such Person; (d) obligations of such Person in respect of letters of credit or similar instruments issued or accepted by banks and other financial institutions for account of such Person; (e) Capital Lease Obligations of such Person; and (f) Indebtedness of others Guaranteed by such Person; provided, that "Indebtedness" shall not include the outstanding obligations of VTR Cable Express S.A. to Inversiones Esmeralda S.A., in an aggregate principal amount not exceeding the lesser of (x) U.S.$1,600,000 and (y) after all or a portion of the amounts outstanding in respect of such obligations have been paid or otherwise reduced, the amount outstanding in respect of such obligations after such payment or reduction, to the extent that the same have been duly defeased and as to which the holder of such obligations has no recourse to any Obligor.

         "ING Credit Agreement" shall mean the credit agreement, dated as of August 26, 1997, among Hipercable, the subsidiary guarantors identified on the signature pages thereto, the various lenders identified on the signature pages thereto and ING Baring (U.S.) Capital Corporation, as administrative agent.

         "Interest Coverage Ratio" shall mean, as at any date, the ratio of the following:

                  (a) for any of the following dates:

                           (i) June 30, 1999,  the product of (x) EBITDA for the
                  period of three consecutive months ending on, or most recently ended prior to, such date times (y) four,

                           (ii) September 30, 1999, the product of (x) EBITDA for the period of two fiscal quarters ending on, or most recently ended prior to, such date times (y) two,

                           (iii) December 31, 1999, the product of (x) EBITDA for the period of three fiscal quarters ending on, or most recently ended prior to, such date times (y) 1.33, and

                           (iv) any date after December 31, 1999, EBITDA for the
                  period of four consecutive fiscal quarters ending on, or most recently ended prior to, such date, to

                  (b) the sum of (i) Interest Expense for the period set forth in clause (a) above for which EBITDA is being calculated (and if for a period of less than four fiscal quarters, annualized as provided in said clause (a) (including, without limitation, all interest in respect of Subordinated Debt paid in cash during such period) less (ii) any interest in respect of Subordinated Debt accrued, but not actually paid, during for the period set forth in clause (a) above for which EBITDA is being calculated (and if for a period of less than four fiscal quarters, annualized as provided in said clause (a)).

         "Interest Expense" shall mean, for any period, the sum, for the Company and its Subsidiaries (determined on a consolidated basis, without duplication, in accordance with GAAP) of the following: (a) all interest in respect of Indebtedness accrued or capitalized during such period (whether or not actually paid during such period), plus (b) the net amounts payable (or minus the net amounts receivable) under Hedge Agreements (to the extent hedging interest rate risks) accrued during such period (whether or not actually paid or received during such period).

         "Interest Period" shall mean, with respect to any Loan, each period commencing on the date such Loan is made or the last day of the next preceding Interest Period for such Loan and ending on the numerically corresponding day in the third calendar month thereafter, except that each Interest Period that commences on the last Business Day of a calendar month (or on any day for which there is no numerically corresponding day in the appropriate subsequent calendar month) shall end on the last Business Day of the appropriate subsequent calendar month. Notwithstanding the foregoing, each Interest Period that would otherwise end on a day that is not a Business Day shall end on the next succeeding Business Day (or, if such next succeeding Business Day falls in the next succeeding calendar month, on the next preceding Business Day).

         "Investment" shall mean, for any Person: (a) the acquisition (whether for cash, Property, services or securities or otherwise) of capital stock, bonds, notes, debentures, partnership or other ownership interests or other securities of any other Person or any agreement to make any such acquisition (including, without limitation, any "short sale" or any sale of any securities at a time when such securities are not owned by the Person entering into such sale); (b) the making of any deposit with, or advance, loan or other extension of credit to, any other Person (including the purchase of Property from another Person subject to an understanding or agreement, contingent or otherwise, to resell such Property to such other Person), but excluding any such advance, loan or extension of credit having a term not exceeding 90 days representing the purchase price of inventory, services or supplies sold by such Person in the ordinary course of business); (c) the entering into any Guarantee of, or other contingent obligation with respect to, Indebtedness or other liability of any other Person and (without duplication) any amount committed to be advanced, lent or extended to such other Person; or (d) the entering into of any Hedge Agreement.

         "Lending Office" shall mean, for each Lender, the "Lending Office" of such Lender (or of an affiliate of such Lender) designated on the signature pages hereof or such other office of such Lender (or of an affiliate of such Lender) as such Lender may from time to time specify to the Administrative Agent and the Company as the office at which its Loans are to be made and maintained.

         "License and Concession Pledge Agreement" shall mean a Chilean public deed constituting a commercial pledge (prenda comercial) of all existing licenses and concessions owned by any of the Obligors, executed by the respective Obligors and delivered to the Administrative Agent for the benefit of the Lenders, in form and substance satisfactory to the Adminstrative Agent.

         "Lien" shall mean, with respect to any Property, any mortgage, lien, pledge, charge, security interest or encumbrance of any kind in respect of such Property. For purposes of this Agreement and the other Basic Documents, a Person shall be deemed to own subject to a Lien any Property that it has acquired or holds subject to the interest of a vendor or lessor under any conditional sale agreement, capital lease or other title retention agreement (other than an operating lease) relating to such Property.

         "Loans" shall mean the Tranche A Loans and the Tranche B Loans.

         "Majority Lenders" shall mean Lenders holding at least 51% of the aggregate outstanding principal amount of the Loans or, if the Loans shall not have been made, at least 51% of the Commitments.

         "Management Agreements" shall mean (a) the Technical Assistance Agreement, dated the Closing Date, between the Company and UIHLA Management,
Inc. and (b) the Management Agreement, dated the Closing Date, between the Company and UIHLA Management, Inc.

         "Margin Stock" shall mean "margin stock" within the meaning of Regulations U and X.

         "Material Adverse Effect" shall mean a material adverse effect on (a) the Property, business, operations, financial condition, liabilities or capitalization of the Obligors (taken as a whole), (b) the ability of the Obligors and the Stock Pledgors (taken as a whole) to perform their respective material obligations under such of the Basic Documents and the Purchase Agreement to which they are parties, (c) the validity or enforceability of any of the Basic Documents or the Purchase Agreement, (d) the rights and remedies of the Lenders and the Administrative Agent under any of the Basic Documents or (e) the timely payment of the principal of or interest on the Loans or other amounts payable in connection therewith.

         "Merger" shall mean the merger of Acquisition Co. into Hipercable, with Hipercable being the surviving entity of such merger, and the cancellation by Hipercable of the shares of Hipercable acquired by Acquisition Co. in the Acquisition.

         "Net Debt Proceeds" shall mean, with respect to any Excess Post-Closing Financing, the sum of:

                  (a) the gross cash proceeds received by the Company or any of its Subsidiaries from such Excess Post-Closing Financing (including any cash payments received by way of deferred payment of principal pursuant to a permitted promissory note or installment receivable or otherwise, but only as and when received); minus

                  (b) all (i) reasonable and customary fees and expenses actually paid by the Company or its Subsidiaries in connection therewith and (ii) underwriters' discounts and commissions in connection therewith not payable to the Company, any of its Subsidiaries or any of their Affiliates.

         "Net Disposition Proceeds" shall mean the sum of:

                  (a) the gross cash proceeds received by the Company or any of its Subsidiaries from any Disposition; minus

                  (b)  (i)  all  reasonable  and  customary  legal,   investment
         banking, brokerage, accounting, financial advisory, title, recording, and other fees and expenses actually incurred by the Company and its Subsidiaries in connection with such Disposition, (ii) all taxes actually paid or estimated by the Company (in good faith) to be payable in cash in connection with such Disposition; provided, however, that if, after the payment of all taxes with respect to such Disposition, the amount of estimated taxes, if any, pursuant to clause (ii) above exceeded the amount of taxes actually paid in cash in respect of such Disposition, the aggregate amount of such excess shall be immediately payable, pursuant to clause (b) of Section 2.09, as Net Disposition Proceeds, (iii) the amount of income taxes payable (assuming the taxpayer is subject to taxation at the highest applicable marginal rate and determined without regard to any other tax items of the Company or the taxpayer) by the taxpayers arising from such Disposition (provided that a certificate is delivered to the Administrative Agent, satisfactory in form and substance to the Administrative Agent, by Price Waterhouse Coopers LLC (or other independent public accountants of nationally recognized standing, with the prior written approval of the Administrative Agent) at the time of such Disposition setting forth in detail the calculation of such amount, (iv) if permitted hereunder or otherwise by the Majority Lenders, the aggregate amount of any Indebtedness which is secured by such asset and required to be repaid from such gross cash proceeds and (v) the amount of any reserve or escrow established in respect of any claims or liabilities of or payable by the Company or its Subsidiaries in respect of such Disposition.

         "Net Equity Proceeds" shall mean, in the case of the issuance, placement or sale of equity securities or other ownership interests (whether pursuant to a public or private offering, but excluding (x) any issuance of securities or other ownership interests to employees of the Company or any of its Subsidiaries, (y) any Post-Closing Equity, and (z) a SaskTel Transaction) from and after the date hereof, the sum of:

                  (a) the gross cash proceeds received by the Company or any of its Subsidiaries from such issuance, placement or sale of equity securities or other ownership interests (including any cash payments received by way of deferred payment of principal pursuant to a permitted promissory note or installment receivable or otherwise, but only as and when received); minus

                  (b) all (i) reasonable and customary legal, investment banking, brokerage, accounting, financial advisory, title, recording, and other fees and expenses actually paid by the Company or its Subsidiaries in connection therewith and (ii) underwriters' discounts and commissions in connection therewith not payable to the Company, any of its Subsidiaries or any of their Affiliates.

         "Newcom" shall mean Newcom S.A., a Chilean corporation.

         "Newcom Acquisition" shall mean the acquisition by Acquisition Co. of all of the outstanding shares of Newcom not currently owned by UIH Chile, Inc., pursuant to the Purchase Agreement.

         "Nortel Debt" shall mean accounts payable owing by the Company or any of its Subsidiaries to Northern Telecom Inc.

         "Notes" shall mean the Tranche A Notes and the Tranche B Notes.

         "Permitted Investments" shall mean: (a) direct obligations of the United States of America, or of any agency thereof, or obligations guaranteed as to principal and interest by the United States of America, or of any agency thereof, in either case maturing not more than 90 days from the date of acquisition thereof; (b) deposits maintained with Citibank N.A. (or any of its affiliates) and certificates of deposit issued by any other bank or trust company organized under the laws of the United States of America or any state thereof and having capital, surplus and undivided profits of at least U.S.$500,000,000, maturing not more than 90 days from the date of acquisition thereof; and (c) commercial paper rated A-1 or better or P-1 by Standard & Poor's Corporation or Moody's Investors Services, Inc., respectively, maturing not more than 90 days from the date of acquisition thereof.

         "Person" shall mean any individual, corporation, company, voluntary association, partnership, joint venture, trust, unincorporated organization or government (or any agency, instrumentality or political subdivision thereof).

         "Pledge Without Conveyance" shall mean one or more Chilean public deeds constituting a pledge without conveyance (prenda sin desplazamiento) of the Obligors' network of cables and wires, executed by each Obligor and delivered to the Administrative Agent for the benefit of the Lenders, substantially in the form of Exhibit B-3 hereto.

         "Post-Closing Contribution" shall mean a financing arrangement (other than a Post-Closing Financing) entered into by the Company after the Closing Date, consisting of the following:

                  (a)  Post-Closing Equity, or

                  (b)  Post-Closing Debt, or

                  (c) some combination of the foregoing.

         "Post-Closing Debt" shall mean financing provided by UIH or one of its Affiliates after the Closing Date on terms and conditions satisfactory to the Required Lenders, which terms shall include, without limitation, the following:

                  (a) the subordination thereof to the prior payment in full of the Company's obligations hereunder pursuant to Effective Subordination Documentation,

                  (b) no cash payments shall be required to be made in respect thereof prior to the later of (x) six months after the Principal Payment Date and (y) the payment in full in cash of all amounts payable by the Obligors hereunder,

                  (c) the final maturity thereof shall occur no earlier than six months after the Principal Payment Date, and

                  (d) the Lenders' receipt of appropriate legal opinions with respect to Chilean law matters raised by the subordination of the Post-Closing Debt.

         "Post-Closing Equity" shall mean a cash contribution (or some other substantially equivalent tax-advantaged form of investment that is satisfactory to the Required Lenders) made by UIH, one of its Affiliates or other Persons acceptable to the Majority Lenders after the Closing Date to the common equity capital of the Company.

         "Post-Closing Financing" shall mean a financing (other than a Post-Closing Contribution and other than other Indebtedness permitted under
Section 9.07 hereof) entered into by the Company after the Closing Date on terms and conditions satisfactory to the Required Lenders, which terms shall include, without limitation, the following:

                  (a) the subordination thereof to the prior payment in full of the Company's obligations hereunder,

                  (b) no cash payments shall be required to be made in respect thereof prior to the later of (x) six months after the Principal Payment Date and (y) the payment in full in cash of all amounts payable by the Obligors hereunder,

                  (c) the final maturity thereof shall occur no earlier than six months after the Principal Payment Date, and

                  (d) the Lenders' receipt of appropriate legal opinions with respect to Chilean law matters raised by the subordination of the Post-Closing Financing.

         "Post-Closing Required Amount" shall mean an amount equal to the greater of (a) U.S.$70,000,000, and (b) the amount, reasonably determined by the Required Lenders, sufficient to fund all of the free cash flow deficit projected by the Company's current business plan.

         "Post-Default Rate" shall mean, in respect of any principal of any Loan, interest thereon or any other amount owing hereunder that is not paid when due (whether at stated maturity, by acceleration, by optional or mandatory prepayment or otherwise), a rate per annum for each Default Interest Period equal to (a) 3% plus (b) the Applicable Margin plus (c) the Eurodollar Rate for such Default Interest Period.

         "Principal Payment Date" shall mean April 29, 2002.

         "Principal Subsidiaries" shall mean VTR Cable Express S.A. and VTR Telefonica S.A.

         "Process Agent" has the meaning given to that term in Section 12.13(b) hereof.

         "Property" shall mean any right or interest in or to property of any kind whatsoever, whether real, personal or mixed and whether tangible or intangible.

         "Purchase Agreement" shall mean the Promise Agreement, dated as of October 15, 1998, among UIH Latin America, Inc., VTR S.A. and Compania Nacional de Telefonos, Telefonica del Sur S.A., including the Exhibits and Schedules thereto.

         "Quarterly Dates" shall mean the last Business Day of each March, June, September and December of each year.

         "Real Property Mortgage" shall mean one or more Chilean mortgages constituting a civil mortgage (hipoteca sobre bienes raices) of real property owned by each Obligor, executed by each Obligor and delivered to the Administrative Agent for the benefit of the Lenders, substantially in the form of Exhibit B-4 hereto.

         "Regulations A, U and X" shall mean, respectively, Regulations A, U and X of the Board of Governors of the Federal Reserve System of the United States of America (or any successor), as the same may be modified and supplemented and in effect from time to time.

         "Regulatory Change" shall mean, with respect to any Lender (or any Lending Office or bank holding company of which such Lender is a subsidiary), any change after the date of this Agreement in law or regulations or the adoption or making after such date of any interpretation, directive or request applying to a class of financial institutions including such Lender (or such Lending Office or such bank holding company) of or under any law or regulations (whether or not having the force of law and whether or not failure to comply therewith would be unlawful) by any court or governmental or monetary authority charged with the interpretation or administration thereof.

         "Release" shall mean any release, spill, emission, leaking, pumping, injection, deposit, disposal, discharge, dispersal, leaching or migration of Hazardous Materials into the indoor or outdoor environment, including, without limitation, the movement of Hazardous Materials through ambient air, soil, surface water, ground water, wetlands, land or subsurface strata.

         "Relevant Parties" shall mean Acquisition Co., any Subsidiary of Acquisition Co., Hipercable, any Subsidiary of Hipercable, and any Stock Pledgor.

         "Required Lenders" shall mean Lenders holding at least 66-2/3% of the aggregate outstanding principal amount of the Loans or, if the Loans shall not have been made, at least 66-2/3% of the Commitments.

         "SaskTel Transaction" shall mean one or more transactions pursuant to which SaskTel International ("SaskTel") acquires an equity interest in the Company, so long as (a) the aggregate consideration paid by SaskTel for such acquisition does not exceed U.S.$50,000,000, (b) such acquisition occurs on or before December 31, 1999, and (c) SaskTel grants to the Lenders (pursuant to documents in form and substance satisfactory to the Administrative Agent, and together with such legal opinions as the Administrative Agent may request) a first priority perfected Lien upon such equity interest.

         "Security Documents" shall mean, collectively, each Agreement to Grant a Pledge Without Conveyance, the Commercial Pledge Agreement, each Real Property Mortgage, each Pledge Without Conveyance, the Stock Pledge Agreement, and each Conditional Assignment.

         "Senior Debt" shall mean, at any time, the aggregate amount of Indebtedness of the Company and its Subsidiaries (on a consolidated basis) at such time (excluding (x) Subordinated Debt, (y) up to U.S.$15,000,000 of Box Lease Financing and (z) any Nortel Debt).

         "Senior Debt to EBITDA Ratio" shall mean, as at any date, the ratio of the following:

                  (a) the aggregate amount Senior Debt on such date, to

                  (b) for any of the following dates:

                           (i) June 30, 1999,  the product of (x) EBITDA for the
                  period of three consecutive months ending on, or most recently ended prior to, such date times (y) four,

                           (ii) September 30, 1999, the product of (x) EBITDA for the period of two fiscal quarters ending on, or most recently ended prior to, such date times (y) two,

                           (iii) December 31, 1999, the product of (x) EBITDA for the period of three fiscal quarters ending on, or most recently ended prior to, such date times (y) 1.33, and

                           (iv) any date after December 31, 1999, EBITDA for the
                  period of four consecutive fiscal quarters ending on, or most recently ended prior to, such date.

         "Stock Pledge Agreement" shall mean the Chilean public deed constituting a commercial pledge of shares (prenda sobre acciones) executed by the Stock Pledgors, Acquisition Co., the Company and other Obligors and delivered to the Administrative Agent for the benefit of the Lenders, substantially in the form of Exhibit B-5 hereto, and granted pursuant to and in accordance with Law No. 4287 of Chile.

         "Stock Pledgors" shall mean each Person owning any capital stock of the Company, which, on the Closing Date, consists of UIH Chile, Inc., a Colorado corporation, and UIH Chile Ventures, Inc., a Cayman Islands company.

         "Subordinated Debt" shall mean Indebtedness in respect of Closing Date Debt, Post-Closing Debt and the Post-Closing Financing.

         "Subsidiary" shall mean, with respect to any Person, any corporation, partnership or other entity of which at least a majority of the securities or other ownership interests having by the terms thereof ordinary voting power to elect a majority of the board of directors or other persons performing similar functions of such corporation, partnership or other entity (irrespective of whether or not at the time securities or other ownership interests of any other class or classes of such corporation, partnership or other entity shall have or might have voting power by reason of the happening of any contingency) is at the time directly or indirectly owned or controlled by such Person or one or more Subsidiaries of such Person or by such Person and one or more Subsidiaries of such Person.

         "TD" shall mean Toronto Dominion (Texas), Inc.

         "Telecommunications License" shall mean the licenses granted to the Company or any of its Subsidiaries by the Chilean Under Secretary of Telecommunications (Subsecretaria de Telecomunicaciones) for the provision of telecommunications services (other than direct-to-home broadcasting).

         "Telephony Revenue" shall mean, as at any date, the aggregate amount of revenue generated by the provision of telephony services by the Obligors during the period of four consecutive fiscal quarters ending on such date (net of reserves for doubtful accounts), provided that

                  (a) Telephony Revenue for June 30, 1999 shall be the product of (x) the aggregate amount of revenue generated by the provision of telephony services by the Obligors during the fiscal quarter ending on such date (net of reserves for doubtful accounts), times (y) four,

                  (b) Telephony Revenue for September 30, 1999 shall be the product of (x) the aggregate amount of revenue generated by the provision of telephony services by the Obligors during the period of two consecutive fiscal quarters ending on such date (net of reserves for doubtful accounts), times (y) two, and

                  (c) Telephony Revenue for December 31, 1999, shall be the product of (x) the aggregate amount of revenue generated by the provision of telephony services by the Obligors during the period of three consecutive fiscal quarters ending on such date (net of reserves for doubtful accounts), times (y) 1.33.

         "Telephony Subscribers" shall mean subscribers to telephony services provided by the Obligors.

         "Total Debt to EBITDA Ratio" shall mean, as at any date, the ratio of:

                  (a) all Indebtedness of the Company and its Subsidiaries on such date (other than any Closing Date Debt), to

                  (b) the following:

                           (i) for June 30, 1999,  the product of (x) EBITDA for
                  the period of three consecutive months ending on, or most recently ended prior to, such date times (y) four,

                           (ii) for  September  30,  1999,  the  product  of (x)
                  EBITDA for the period of two fiscal quarters ending on, or most recently ended prior to, such date times (y) two,

                           (iii) for  December  31,  1999,  the  product  of (x)
                  EBITDA for the period of three fiscal quarters ending on, or most recently ended prior to, such date times (y) 1.33, and

                           (iv) at all times after December 31, 1999, EBITDA for
                  the period of four consecutive fiscal quarters ending on, or most recently ended prior to, such date.

         "Tranche" shall have the meaning assigned to such term in Section 1.03 hereof.

         "Tranche A Loan Commitment" shall mean for each Lender, the obligation of such Lender to make a single Tranche A Loan in an aggregate amount up to but not exceeding the amount set opposite the name of such Lender on the signature page hereof under the caption Tranche A Loan Commitment. The aggregate principal amount of the Tranche A Loan Commitments is U.S.$140,000,000.

         "Tranche A Loans" shall mean Loans provided by Section 2.01(a) hereof.

         "Tranche  A Notes"  shall mean the  promissory  notes  provided  for by
Section 2.07(a) hereof and all promissory notes delivered in substitution or exchange thereof, in each case as the same shall be modified and supplemented and in effect from time to time.

         "Tranche B Loan Commitment" shall mean for each Lender, the obligation of such Lender to make one or more Tranche B Loans in an aggregate amount up to but not exceeding the amount set opposite the name of such Lender on the signature page hereof under the caption Tranche B Loan Commitment (as such amount may be reduced from time to time, or increased, pursuant to Section 2.03 hereof). The aggregate principal amount of the Tranche B Loan Commitments on the Closing Date is U.S.$30,000,000.

         "Tranche B Loans" shall mean Loans provided by Section 2.01(b) hereof.

         "Tranche  B Notes"  shall mean the  promissory  notes  provided  for by
Section 2.07(b) hereof and all promissory notes delivered in substitution or exchange thereof, in each case as the same shall be modified and supplemented and in effect from time to time.

         "UIH" shall mean United International Holdings, Inc., a Delaware corporation, and its legal successors.

         "VTR Larga Distancia Lease Agreements" shall mean:

                  (a) the lease agreement N(degree) 9609007, dated as of February 1, 1997, between VTR Telefonica S.A. and Comunicaciones Mundiales S.A.,

                  (b) the lease agreement N(degree) 97003008, dated as of February 1, 1997, between VTR Telefonica S.A. and VTR Larga Distancia S.A.,

                  (c) the agreement N(degree) 01071998 for the provision of telecommunication services, dated as of July 1, 1998, between VTR Cablexpress (Chile) S.A. and VTR Larga Distancia S.A., and

                  (d) the agreement N(degree) 02071998 for the provision of telecommunication services, dated as of July 1, 1998, between VTR Cablexpress (Chile) S.A. and VTR Larga Distancia S.A.

         "Wholly Owned Subsidiary" shall mean, with respect to any Person, any corporation, partnership or other entity of which all of the equity securities or other ownership interests are directly or indirectly owned or controlled by such Person or one or more Wholly Owned Subsidiaries of such Person or by such Person and one or more Wholly Owned Subsidiaries of such Person.

         "Working Capital" shall mean, at any time of determination, the sum of

                  (a) the consolidated current assets of the Company and its Subsidiaries at such time (other than cash and cash equivalents held by the Company and its Subsidiaries), minus

                  (b) the consolidated current liabilities of the Company and its Subsidiaries at such time (other than the current portion of outstanding Loans).

         1.02 Accounting Terms and Determinations. Unless otherwise specified herein, all accounting terms used herein shall be interpreted, all determinations with respect to accounting matters hereunder shall be made, and all financial statements and certificates and reports as to financial matters required to be furnished to the Administrative Agent or the Lenders hereunder shall be prepared, in accordance with GAAP, applied on a basis consistent with that used in the audited consolidated financial statements of the Company and its consolidated Subsidiaries referred to in Section 8.02 hereof (except for changes concurred with by the Company's independent public accountants), and all financial statements, certificates and reports as to financial matters required to be furnished hereunder shall be in Dollars.

         1.03 Tranches. Loans and Commitments hereunder are distinguished by "Tranche." Loans of a "Tranche" refers to whether such Loans are Tranche A Loans or Tranche B Loans. Commitments of a "Tranche" refers to whether such Commitments are Tranche A Loan Commitments or Tranche B Loan Commitments.

         1.03 Newcom. For all purposes of this Agreement and the other Basic Documents, Newcom shall be deemed to be a Wholly Owned Subsidiary of the Company and, consequently, a "Subsidiary Guarantor" and an "Obligor." Without limiting the effect of the foregoing, all of the financial statements furnished to the Lenders pursuant to Section 9.01 hereof shall include financial information with respect to Newcom as if it were a Wholly Owned Subsidiary of the Company.

         Section 2.  Commitments, Loans, Notes and Prepayments.

         2.01 Loans.

         (a) Tranche A Loans. Each Lender severally agrees, on the terms and conditions of this Agreement, to make a single term loan to the Company in Dollars on the Closing Date in an aggregate principal amount up to but not exceeding the amount of the Tranche A Loan Commitment of such Lender. Amounts in respect of Tranche A Loans that have been prepaid cannot be reborrowed.

         (b) Tranche B Loans. Each Lender severally agrees, on the terms and conditions of this Agreement, to make one or more term loans to the Company in Dollars during the period commencing on the Closing Date and ending on the Commitment Termination Date in an aggregate principal amount up to but not exceeding the amount of the Tranche B Loan Commitment of such Lender. Amounts in respect of Tranche B Loans that have been prepaid cannot be reborrowed.

         2.02 Borrowings. The Company shall give the Administrative Agent notice of each borrowing hereunder as provided in Section 4.05 hereof. Not later than 1:00 p.m. New York time on the date specified for each borrowing hereunder, each Lender shall make available the amount of the Loan or Loans to be made by it on such date to the Administrative Agent, at the Administrative Agent's Account, in immediately available funds, for account of the Company. The amount so received by the Administrative Agent shall, subject to the terms and conditions of this Agreement, be made available to the Company by depositing the same in immediately available funds, in an account of the Company maintained at Citibank, N.A. (or any other account of the Company maintained at another bank in Santiago, Chile designated by the Company).

         2.03  Commitment Reductions and Termination; Commitment Increases.

         (a) The Company shall have the right at any time or from time to time to terminate or reduce the aggregate unused amount of the Tranche B Loan Commitments; provided that (x) the Company shall give notice of each such termination or reduction as provided in Section 4.05 hereof and (y) each partial reduction shall be in an aggregate amount at least equal to U.S.$3,000,000 (or a larger multiple of U.S.$500,000).

         (b) The Company has the right, on one or more occasions, to increase the Tranche B Commitments by up to U.S.$50,000,000, provided that (i) no Lender hereunder shall be obligated to increase its Commitments, (ii) if any such additional Tranche B Commitments are to be provided by Persons that are not then Lenders, such Persons shall be Eligible Assignees, (iii) any such increase shall be pursuant to a supplement hereto (in form and substance satisfactory to the Adminstrative Agent) entered into by the Obligors, the Adminstrative Agent and the Lender providing the additional Tranche B Commitments, (iv) after giving effect thereto, the Tranche B Loan Commitments, the outstanding Tranche B Loans and the outstanding Tranche A Loans shall be re-allocated (with appropriate assignments of outstanding Loans, purchased from existing Lenders at par) so that each Lender holds each Class of Loans and Commitments in the same pro rata portion, (v) unless such re-allocation occurs on the last day of Interest Period, the Company shall pay to each Lender compensation due under Section 5.05 hereof resulting from such reallocation as if such re-allocation constituted a voluntary prepayment of Loans, and (vi) the Company shall take all such actions as may be necessary so that each such Lender providing additional Tranche B Commitments shall benefit from the Liens on the Collateral created by the Security Documents.

         2.04 Commitment Fees. The Company shall pay to the Administrative Agent for account of each Lender a commitment fee on the daily average unused amount of each of such Lender's Tranche B Loan Commitment, for the period from and including the date of this Agreement to but not including the earlier of the date such Tranche B Loan Commitment is terminated and the Commitment Termination Date, in each case at a rate per annum equal to 2.50%. Accrued commitment fees shall be payable in arrears on each Quarterly Date and on the earlier of the date such Commitment is terminated and the Commitment Termination Date.

         2.05 Lending Offices. The Loans made by each Lender shall be made and maintained at such Lender's Lending Office.

         2.06 Several Obligations; Remedies Independent. The failure of any Lender to make any Loan to be made by it on the date specified therefor shall not relieve any other Lender of its obligation to make its Loan on such date, but neither any Lender nor the Administrative Agent shall be responsible for the failure of any other Lender to make a Loan to be made by such other Lender, and no Lender shall have any obligation to the Administrative Agent or any other Lender for the failure by such Lender to make any Loan required to be made by such Lender. Without prejudice to the provisions of Section 10 hereof, to the extent they require action on the part of the Majority Lenders to accelerate the maturity of the Loans, the amounts payable by the Company at any time hereunder and under the Notes to each Lender shall be a separate and independent debt and each Lender shall be entitled to protect and enforce its rights arising out of this Agreement and the Notes, and it shall not be necessary for any other Lender or the Administrative Agent to consent to, or be joined as an additional party in, any proceedings for such purposes.

         2.07  Notes.

         (a) Tranche A Notes. The Tranche A Loan made by each Lender shall be evidenced by one or more promissory notes of the Company substantially in the form of Exhibit A-1 hereto, dated the date of such Tranche A Loan, payable to the order of such Lender in a principal amount equal to the amount of such Lender's Tranche A Loan and otherwise duly completed.

         (b) Tranche B Notes. Each Tranche B Loan made by each Lender shall be evidenced by one or more promissory notes of the Company substantially in the form of Exhibit A-2 hereto, dated the date of such Tranche B Loan, payable to the order of such Lender in a principal amount equal to the amount of such Lender's Tranche B Loan and otherwise duly completed.

         2.08 Optional Prepayments. Subject to Section 4.04 hereof, the Company shall have the right to prepay Loans at any time commencing three months after the Closing Date and from time to time thereafter, provided that the Company shall give the Administrative Agent notice of each such prepayment as provided in Section 4.05 hereof (and, upon the date specified in any such notice of prepayment, the amount to be prepaid shall become due and payable hereunder). Each prepayment of Loans under this Section shall be without any penalty or premium, except as may be required under Section 5.05 hereof.

         2.09  Mandatory Prepayments.

         (a) From Excess Cash Flow. On the last day of the first Interest Period ending after the earlier of (i) the receipt by the Lenders of the annual financial statements of the Company referred to in Section 9.01(b) hereof and
(ii) the date by which such annual financial statements are required to be furnished to the Lenders pursuant to said Section, commencing with the annual financial statements for the fiscal year of the Company ending on December 31, 2000, the Company shall prepay the Loans in an aggregate amount equal to 50% (or, if the Post-Closing Financing has not been consummated and/or a Post-Closing Contribution has not been made in an aggregate amount at least equal to the Post-Closing Required Amount on or prior to December 31, 2000, 100%) of Excess Cash Flow for such fiscal year.

         (b) From Net Disposition Proceeds. On or before the tenth Business Day following the Application Date relating to any Net Disposition Proceeds, the Company shall prepay the Loans in an aggregate amount equal to 100% of such Net Disposition Proceeds. The Company agrees to apply to the Central Bank of Chile, no later than the Business Day following receipt of such Net Disposition Proceeds, for approval to make such prepayment.

         (c) From Net Equity Proceeds. On or before the tenth Business Day following the Application Date relating to any Net Equity Proceeds, the Company shall prepay the Loans in an aggregate amount equal to 50% of such Net Equity Proceeds. The Company agrees to apply to the Central Bank of Chile, no later than the Business Day following receipt of such Net Equity Proceeds, for approval to make such prepayment.

         (d) From Net Debt Proceeds. On or before the tenth Business Day following the Application Date relating to any Net Debt Proceeds in respect of any Excess Post-Closing Financing, the Company shall prepay the Loans in an aggregate amount equal to 100% of such Net Debt Proceeds. The Company agrees to apply to the Central Bank of Chile, no later than the Business Day following receipt of such Net Debt Proceeds, for approval to make such prepayment.

         Section 3.  Payments of Principal and Interest.

         3.01 Repayment of Loans. The Company hereby promises to pay to the Administrative Agent for account of each Lender the principal of such Lender's Loans on the Principal Payment Date.

         3.02 Interest. The Company hereby promises to pay to the Administrative Agent for account of each Lender interest on the unpaid principal amount of each Loan made by such Lender for the period from and including the date of such Loan to but excluding the date such Loan shall be paid in full, at a rate per annum, for each Interest Period relating thereto, equal to the Eurodollar Rate for such Loan for such Interest Period plus the Applicable Margin. Notwithstanding the foregoing, the Company hereby promises to pay to the Administrative Agent for account of each Lender interest at the applicable Post-Default Rate on any principal of any Loan made by such Lender and on any other amount payable by the Company hereunder or under the Notes held by such Lender to or for account of such Lender, that shall not be paid in full when due (whether at stated maturity, by acceleration, by mandatory prepayment or otherwise), for the period from and including the due date thereof to but excluding the date the same is paid in full. Accrued interest on each Loan shall be payable in arrears on the last day of each Interest Period therefor and upon the payment or prepayment thereof (but only on the principal amount so paid or prepaid), except that interest payable at the Post-Default Rate shall be payable from time to time on demand. Promptly after the determination of any interest rate provided for herein or any change therein, the Administrative Agent shall give notice thereof to the Lenders to which such interest is payable and to the Company.

         Section 4.  Payments; Pro Rata Treatment; Computations; Etc.

         4.01 Payments.

         (a) Except to the extent otherwise provided herein, all payments of principal, interest and other amounts to be made by any Obligor under this Agreement and the Notes, and, except to the extent otherwise provided therein, all payments to be made by the Obligors under any other Basic Document, shall be made in Dollars, in immediately available funds, without deduction, set-off or counterclaim, to the Administrative Agent at the Administrative Agent's Account, not later than 1:00 p.m. New York time on the date on which such payment shall become due (each such payment made after such time on such due date to be deemed to have been made on the next succeeding Business Day).

         (b) The Company shall, subject to Section 4.02 hereof, at the time of making each payment under this Agreement or any Note for account of any Lender, specify to the Administrative Agent (which shall so notify the intended recipient(s) thereof) the Loans or other amounts payable by the Company hereunder to which such payment is to be applied (and in the event that the Company fails to so specify, or if an Event of Default has occurred and is continuing, the Administrative Agent may distribute such payment to the Lenders for application in such manner as it or the Majority Lenders, subject to Section
4.02 hereof, may determine to be appropriate).

         (c) Each payment received by the Administrative Agent under this Agreement or any Note for account of any Lender shall be paid by the Administrative Agent promptly to such Lender, in immediately available funds, for account of such Lender's Lending Office for the Loan or other obligation in respect of which such payment is made.

         (d) If the due date of any payment under this Agreement or any Note would otherwise fall on a day that is not a Business Day, such date shall be extended to the next succeeding Business Day, and interest shall be payable for any principal so extended for the period of such extension.

         4.02 Pro Rata Treatment. Except to the extent otherwise provided herein: (a) each borrowing of Loans of a Tranche under Section 2.01 hereof shall be made from the Lenders holding Commitments of such Tranche, each payment of commitment fee under Section 2.04 hereof shall be made for account of the Lenders having Tranche B Loan Commitments, and each termination or reduction of the amount of Tranche B Loan Commitments under Section 2.03 hereof shall be applied to the Tranche B Loan Commitments of the Lenders, pro rata according to the amounts of their respective Tranche B Loan Commitments; (b) each payment or prepayment (whether optional or mandatory) of principal of Loans by the Company shall be made for account of the Lenders pro rata in accordance with the respective unpaid principal amounts of such Loans held by them; and (c) each payment of interest on Loans by the Company shall be made for account of the Lenders pro rata in accordance with the amounts of interest on such Loans then due and payable to the respective Lenders.

         4.03 Computations. Interest on Loans and commitment fees shall be computed on the basis of a year of 360 days and actual days elapsed (including the first day but excluding the last day) occurring in the period for which payable.

         4.04 Minimum Amounts. Except for mandatory prepayments made pursuant to
Section 2.09 hereof, each partial prepayment of principal of Loans shall be in an aggregate amount at least equal to U.S.$5,000,000 or a larger multiple of U.S.$1,000,000. Each borrowing of Tranche B Loans shall be in an aggregate amount at least equal to U.S.$5,000,000 or a larger multiple of U.S.$1,000,000.

         4.05 Certain Notices. Notices by the Company to the Administrative Agent of terminations or reductions of the Tranche B Loan Commitments, of borrowings and optional prepayments of Loans, shall be irrevocable and shall be effective only if received by the Administrative Agent not later than 10:00 a.m. New York time on the third Business Day prior to the date of the relevant termination, reduction, borrowing or prepayment. Each such notice of borrowing shall specify the Tranche and amount (subject to Sections 4.02 and 4.04 hereof) of each Loan to be borrowed and the date of borrowing (which shall be a Business
Day). Each such notice of optional prepayment shall specify the amount (subject to Sections 4.02 and 4.04 hereof) of each Loan to be prepaid and the date of prepayment (which shall be a Business Day). The Administrative Agent shall promptly (and, if the Administrative Agent receives such notice by 10:00 a.m. on any Business Day, on the same Business Day) notify the Lenders of the contents of each such notice.

         4.06 Non-Receipt of Funds by the Administrative Agent. Unless the Administrative Agent shall have been notified by a Lender or the Company (the "Payor") prior to the date on which the Payor is to make payment to the Administrative Agent of (in the case of a Lender) the proceeds of a Loan to be made by such Lender hereunder or (in the case of the Company) a payment to the Administrative Agent for account of one or more of the Lenders hereunder (such payment being herein called the "Required Payment"), which notice shall be effective upon receipt, that the Payor does not intend to make the Required Payment to the Administrative Agent, the Administrative Agent may assume that the Required Payment has been made and may, in reliance upon such assumption (but shall not be required to), make the amount thereof available to the intended recipient(s) on such date; and, if the Payor has not in fact made the Required Payment to the Administrative Agent, the recipient(s) of such payment shall, on demand, repay to the Administrative Agent the amount so made available together with interest thereon in respect of each day during the period commencing on the date (the "Advance Date") such amount was so made available by the Administrative Agent until the date the Administrative Agent recovers such amount at a rate per annum equal to the Federal Funds Rate for such day and, if such recipient(s) shall fail promptly to make such payment, the Administrative Agent shall be entitled to recover such amount, on demand, from the Payor, together with interest as aforesaid, provided that if neither the recipient(s) nor the Payor shall return the Required Payment to the Administrative Agent within three Business Days of the Advance Date, then, retroactively to the Advance Date, the Payor and the recipient(s) shall each be obligated to pay interest on the Required Payment as follows:

                  (i) if the Required Payment shall represent a payment to be made by the Company to the Lenders, the Company and the recipient(s) shall each be obligated retroactively to the Advance Date to pay interest in respect of the Required Payment at the Post-Default Rate (and, in case the recipient(s) shall return the Required Payment to the Administrative Agent, without limiting the obligation of the Company under Section 3.02 hereof to pay interest to such recipient(s) at the Post-Default Rate in respect of the Required Payment) and

                  (ii) if the Required Payment shall represent proceeds of a Loan to be made by the Lender to the Company, the Payor and the Company shall each be obligated retroactively to the Advance Date to pay interest in respect of the Required Payment at the rate of interest provided for such Required Payment pursuant to Section 3.02 hereof (and, in case the Company shall return the Required Payment to the Administrative Agent, without limiting any claim the Company may have against the Payor in respect of the Required Payment).

         4.07  Sharing of Payments, Etc.

         (a) The Company and each Subsidiary Guarantor agrees that, in addition to (and without limitation of) any right of set-off, banker's lien or counterclaim a Lender and its Affiliates may otherwise have, each Lender shall be entitled, at its option, to offset balances held by it (including any deposits, whether general or special, time or demand, or provisional or final, and including certificates of deposit) for account of the Company or any Subsidiary Guarantor, or other Indebtedness of such Lender held by the Company or any Subsidiary Guarantor, at any of its offices, in Dollars or in any other currency, against any principal of or interest on any of such Lender's Loans, to the extent due and payable, or any other amount then due and payable to such Lender hereunder (regardless of whether such balances are then due to the Company or such Subsidiary Guarantor), in which case it shall promptly notify the Company and the Administrative Agent thereof, provided that such Lender's failure to give such notice shall not affect the validity thereof.

         (b) If any Lender shall obtain from any Obligor payment of any principal of or interest on any Loan owing to it or payment of any other amount under this Agreement or any other Basic Document through the exercise of any right of set-off, banker's lien or counterclaim or similar right or otherwise (other than from the Administrative Agent as provided herein), and, as a result of such payment, such Lender shall have received a greater percentage of the principal of or interest on the Loans or such other amounts then due hereunder or thereunder by such Obligor to such Lender than the percentage received by any other Lender, it shall promptly purchase from such other Lenders participations in (or, if and to the extent specified by such Lender, direct interests in) the Loans or such other amounts, respectively, owing to such other Lenders (or in interest due thereon, as the case may be) in such amounts, and make such other adjustments from time to time as shall be equitable, to the end that all the Lenders shall share the benefit of such excess payment (net of any expenses that may be incurred by such Lender in obtaining or preserving such excess payment) pro rata in accordance with the unpaid principal of and/or interest on the Loans or such other amounts, respectively, owing to each of the Lenders. To such end all the Lenders shall make appropriate adjustments among themselves (by the resale of participations sold or otherwise) if such payment is rescinded or must otherwise be restored.

         (c) The Company agrees that any Lender so purchasing such a participation (or direct interest) may exercise all rights of set-off, banker's lien, counterclaim or similar rights with respect to such participation as fully as if such Lender were a direct holder of Loans or other amounts (as the case may be) owing to such Lender in the amount of such participation.

         (d) Nothing contained herein shall require any Lender to exercise any such right or shall affect the right of any Lender to exercise, and retain the benefits of exercising, any such right with respect to any other Indebtedness or obligation of any Obligor. If, under any applicable bankruptcy, insolvency or other similar law, any Lender receives a secured claim in lieu of a set-off to which this Section 4.07 applies, such Lender shall, to the extent practicable, exercise its rights in respect of such secured claim in a manner consistent with the rights of the Lender entitled under this Section 4.07 to share in the benefits of any recovery on such secured claim.

         Section 5.  Yield Protection, Etc.

         5.01  Additional Costs.

         (a) The Company shall pay directly to each Lender from time to time such amounts as such Lender may reasonably determine to be necessary to compensate such Lender for any costs that such Lender determines are attributable to its making or maintaining of any Loans or its obligation to make any Loans hereunder, or any reduction in any amount receivable by such Lender hereunder in respect of any Loans or such obligation (such increases in costs and reductions in amounts receivable being herein called "Additional Costs"), resulting from any Regulatory Change that:

                  (i) shall subject any Lender (or its Lending Office or the bank holding company of which it is a subsidiary) to any tax, duty or other charge in respect of such Loans or its Notes or changes the basis of taxation of any amounts payable to such Lender under this Agreement or its Notes in respect of Loans (excluding changes in the rate of tax on the overall net income of such Lender or of such Lending Office by the jurisdiction in which such Lender has its principal office or such Lending Office or such bank holding company); or

                  (ii) imposes or modifies any reserve, special deposit or similar requirements relating to any extensions of credit or other assets of, or any deposits with or other liabilities of, such Lender (including, without limitation, any of such Loans or any deposits referred to in the definition of "Eurodollar Rate" in Section 1.01 hereof), or any commitment of such Lender (including, without limitation, the Commitments of such Lender hereunder).

         (b) Without  limiting the effect of the  foregoing  provisions  of this
Section 5.01 (but without duplication), the Company shall pay directly to each Lender from time to time on request such amounts as such Lender may reasonably determine to be necessary to compensate such Lender (or, without duplication, the bank holding company of which such Lender is a subsidiary) for any costs that it determines are attributable to the maintenance by such Lender (or any Lending Office or such bank holding company), pursuant to any law or regulation or any interpretation, directive or request (whether or not having the force of law and whether or not failure to comply therewith would be unlawful) of any court or governmental or monetary authority (i) following any Regulatory Change or (ii) implementing any risk-based capital guideline or other requirement (whether or not having the force of law and whether or not the failure to comply therewith would be unlawful) heretofore or hereafter issued by any government or governmental or supervisory authority implementing at the national level the Basle Accord, of capital in respect of its Commitments or Loans (such compensation to include, without limitation, an amount equal to any reduction of the rate of return on assets or equity of such Lender (or any Lending Office or such bank holding company) to a level below that which such Lender (or any Lending Office or such bank holding company) could have achieved but for such law, regulation, interpretation, directive or request). For purposes of this
Section 5.01(b), "Basle Accord" shall mean the proposals for risk-based capital framework described by the Basle Committee on Banking Regulations and
Supervisory Practices in its paper entitled "International Convergence of Capital Measurement and Capital Standards" dated July 1988, as amended, modified and supplemented and in effect from time to time or any replacement thereof.

         (c) Each Lender shall notify the Company of any event occurring after the date of this Agreement entitling such Lender to compensation under paragraph
(a) or (b) of this Section 5.01 as promptly as practicable, but in any event within 45 days, after such Lender obtains actual knowledge thereof; provided that (i) if any Lender fails to give such notice within 45 days after it obtains actual knowledge of such an event, such Lender shall, with respect to compensation payable pursuant to this Section 5.01 in respect of any costs resulting from such event, only be entitled to payment under this Section 5.01 for costs incurred from and after the date 45 days prior to the date that such Lender does give such notice, (ii) no Lender shall be entitled to compensation under paragraph (a) or (b) of this Section 5.01 for any period in excess of 120 days prior to the date of notice from such Lender to the Company (irrespective of the date on which such Lender had actual knowledge of the event giving rise to the request for compensation), (iii) any such Lender shall be entitled to compensation under paragraphs (a) and (b) of this Section 5.01 only if such Lender is requesting similar compensation from other borrowers similarly situated, and (iv) each Lender will designate a different Lending Office for the Loans of such Lender if such designation will avoid the need for, or reduce the amount of, such compensation and will not, in the sole opinion of such Lender, be disadvantageous to such Lender, except that such Lender shall have no obligation to designate a Lending Office located in the United States of America. Each Lender will furnish to the Company a certificate setting forth the basis and amount of each request by such Lender for compensation under paragraph
(a) or (b) of this Section 5.01. Determinations and allocations by any Lender for purposes of this Section 5.01 of the effect of any Regulatory Change pursuant to paragraph (a) or (b) of this Section 5.01, or of the effect of capital maintained pursuant to paragraph (b) of this Section 5.01, on its costs or rate of return of maintaining Loans or its obligation to make Loans, or on amounts receivable by it in respect of Loans, and of the amounts required to compensate such Lender under this Section 5.01, shall be conclusive, provided that such determinations and allocations are made on a reasonable basis.

         (d) Provided that no Default shall have occurred and be continuing, the Company may, at any time, replace any Lender (x) as to which the Company is obligated to make payments under this Section 5.01 (unless such Lender has since changed its Lending Office so as to eliminate the obligation of the Company to make such payments), or (y) which has given the Company the notice contemplated by Section 5.03 hereof, by giving not less than ten Business Days' prior notice to the Administrative Agent (who shall promptly notify such Lender), that it intends to replace such Lender with one or more lenders (including but not limited to one or more Lenders under this Agreement) selected by the Company that (i) have agreed to replace such Lender as provided in this Section 5.01(d),
(ii) are reasonably acceptable to the Administrative Agent and (iii) enter into an assignment agreement with such Lender (in form reasonably acceptable to such Lender). Upon the effective date of any replacement under this paragraph and as a condition to such replacement, the replacement lender or lenders shall pay to the Lender being replaced the principal of the Loans held by such Lender and the Company shall pay to such Lender all accrued interest on such Loans and all other amounts owing to such Lender hereunder (including any amounts payable under Section 5.05 hereof as if such Loans were being prepaid by the Company) whereupon each such replacement lender (if not already a Lender) shall become a "Lender" for all purposes of this Agreement. Each Lender agrees to execute and deliver such instruments, and take such other actions, as may be required by the Central Bank of Chile in order to effect the replacement of such Lender pursuant to this Section 5.01(d).

         5.02 Alternative Interest Rate. Anything herein to the contrary notwithstanding, if, on or prior to the determination of any Eurodollar Rate for any Interest Period or Default Interest Period:

                  (a) the Administrative Agent reasonably determines (so long as the Administrative Agent is making substantially the same determination with respect to other borrowers (situated similarly to the Company) to which it has made loans), which determination shall be conclusive, that interest rate reported for the relevant deposits referred to in the definition of "Eurodollar Rate" in Section 1.01 hereof are not being provided in the relevant amounts or for the relevant maturities for purposes of determining rates of interest for Loans as provided herein; or

                  (b) the Majority Lenders reasonably determine (so long as they are making substantially the same determination with respect to other borrowers (situated similarly to the Company) to which they respectively have made loans), which determination shall be conclusive, and notify the Administrative Agent that the relevant rates of interest referred to in the definition of "Eurodollar Rate" in Section 1.01 hereof upon the basis of which the rate of interest for Loans for such Interest Period or Default Interest Period is to be determined are not likely to adequately cover the cost to such Lenders of making or maintaining Loans for such Interest Period or Default Interest Period;

then the Administrative Agent shall give the Company and each Lender prompt notice thereof and:

                  (i) During the 15-day period next succeeding the date of any such notice (the "Negotiation Period"), the Administrative Agent (in consultation with such Lenders) and the Company will negotiate in good faith for the purpose of agreeing upon an alternative, mutually acceptable basis (the "Substitute Basis") for determining the rate of interest to be applicable to the Loans for such Interest Period or Default Interest Period;

                  (ii) If at the expiry of the Negotiation Period, the Majority Lenders and the Company have agreed upon a Substitute Basis and the Administrative Agent has received confirmation from its Chilean counsel that such Substitute Basis has received all necessary governmental approvals and consents, the Substitute Basis shall be retroactive to, and take effect from, the beginning of such Interest Period or Default Interest Period;

                  (iii) If at the expiry of the Negotiation Period, a Substitute Basis shall not have been agreed upon as aforesaid or the Administrative Agent shall not have received the above mentioned confirmation as to requisite governmental approvals or consents, the Administrative Agent shall forthwith notify each Lender of such failure to agree to receive such confirmation and, within five Business Days after receipt of such notice (or as soon thereafter as may be practicable), each such Lender shall notify the Company (through the

         Administrative Agent) of the cost to such Lender (as determined by it in good faith and on commercially reasonable terms) of funding and maintaining such Loan for such Interest Period or Default Interest Period (which shall be substantially the same cost that such Lender quotes to other borrowers (similarly situated to the Company in similar situations) to which it has made loans); and the interest payable to such Lender on such Loan for such Interest Period shall be interest at a rate per annum equal to the Applicable Margin above the cost to such Lender of funding and maintaining such Loan for such Interest Period or Default Interest Period as so notified by such Lender (or, as to any principal of such Loan or other amount payable to such Lender on or in respect of such Loan which is then past due, 3% plus the Applicable Margin above such cost); and

                  (iv) The procedures specified in clauses (i), (ii) and (iii) above shall apply to each Interest Period or Default Interest Period succeeding the first Interest Period or Default Interest Period to which they were applied unless and until the Administrative Agent shall determine in consultation with the Majority Lenders that the conditions referred to in clause (a) or clause (b) above no longer exist and so notifies the Company and the Lenders, whereupon interest on such Loans shall again be determined in accordance with the provisions of Section
         3.02 hereof commencing on the first day of the Interest Period or Default Interest Period next succeeding the date of such notice.

         5.03 Illegality. Notwithstanding any other provision of this Agreement, in the event that it becomes unlawful for any Lender or its Lending Office to honor its obligation to make or maintain any of its Loans hereunder (and, in the reasonable opinion of such Lender, the designation of a different Lending Office would either not avoid such unlawfulness or would be disadvantageous to the Lender), then such Lender shall promptly notify the Company thereof (through the Administrative Agent) and such Lender's obligation to make Loans shall be suspended until such time as such Lender may again make and maintain Loans and, if any of such Lender's Loans are then outstanding, the Company shall, upon the request of such Lender, promptly prepay the principal of such Loans together with accrued interest thereon.

         5.04  Chilean Taxes.

         (a) All payments on account of the principal of and interest on the Loans, fees and all other amounts payable hereunder by the Obligors to or for the account of the Administrative Agent or any Lender, including, without limitation, amounts payable under clause (b) of this Section 5.04, shall be made free and clear of and without reduction or liability for Chilean Taxes. The Obligors will pay all Chilean Taxes for their own respective accounts, prior to the date on which penalties attach thereto, except for any Chilean Taxes (other than Chilean Taxes imposed on or in respect of any amount payable hereunder, under the Notes or under any other Basic Document) the payment of which is being contested in good faith and by proper proceedings and against which adequate reserves are being maintained, so long as no claim for such Chilean Taxes is made on the Administrative Agent or any Lender.

         (b) Each of the Obligors shall indemnify the Administrative Agent and each Lender against, and reimburse the Administrative Agent and each Lender on demand for, any Chilean Taxes and any loss, liability, claim or expense, including interest, penalties and legal fees, which the Administrative Agent or such Lender (as the case may be) may incur at any time arising out of or in connection with any failure of the Company or any Subsidiary Guarantor to make any payment of Chilean Taxes when due.

         (c) In the event that any Obligor is required by applicable law, decree or regulation to deduct or withhold Chilean Taxes from any amounts payable on, under or in respect of this Agreement or the Loans (including, without limitation, the Chilean income taxes referred to in clause (e) of this Section 5.04), such Obligor shall promptly pay the Person entitled to such amount such additional amounts as may be required, after the deduction or withholding of Chilean Taxes to enable such Person to receive from such Obligor, on the due date thereof, an amount equal to the full amount stated to be payable to such Person under this Agreement.

         (d) Each Obligor shall furnish to the Administrative Agent, upon the request of any Lender (through the Administrative Agent), together with sufficient certified copies for distribution to each Lender requesting the same original official tax receipts in respect of each payment of Chilean Taxes required under this Section 5.04, within 30 days after the date such payment is made, and the Obligors shall promptly furnish to the Administrative Agent at its request or at the request of any Lender (through the Administrative Agent) any other information, documents and receipts that the Administrative Agent or such Lender may reasonably require to establish to its satisfaction that full and timely payment has been made of all Chilean Taxes required to be paid under this
Section 5.04.

         (e) Each Obligor represents and warrants to the Lenders and the Administrative Agent that, on and as of the date of this Agreement, none of this Agreement, any other Basic Document, or the execution or delivery by any Obligor of this Agreement or any other Basic Document, is subject to any Chilean Taxes, and no payment to be made by any Obligor under this Agreement is subject to any Chilean Taxes, except for Chilean income taxes at the rate of 4% on interest payable by the Company hereunder, certain other Chilean Taxes of up to a rate of 35% on amounts payable by the Company hereunder (other than interest on and principal of the Loans) and Chilean stamp taxes at the rate of 1.2% on the amount of each Loan, in each case required to be withheld and paid by the Company.

         5.05 Compensation. The Company shall pay to the Administrative Agent for account of each Lender, upon the request of such Lender through the Administrative Agent, such amount or amounts as shall be sufficient (in the reasonable opinion of such Lender) to compensate it for any loss, cost or expense that such Lender reasonably determines is attributable to:

                  (a) any payment or mandatory or optional prepayment of a Loan made by such Lender for any reason (including, without limitation, the acceleration of the Loans pursuant to Section 10 hereof) on a date other than the last day of an Interest Period for such Loan; or

                  (b) any failure by the Company for any reason (including, without limitation, the failure of any of the conditions precedent specified in Section 7 hereof to be satisfied) to borrow a Loan from such Lender on the date for such borrowing specified in the relevant notice of borrowing given pursuant to Section 2.02 hereof, or any failure by the Company for any reason to prepay a Loan from such Lender on the date specified in the relevant notice of prepayment given pursuant to Section 2.08 hereof.

Without limiting the effect of the preceding sentence, such compensation shall include an amount equal to the excess, if any, of (i) the amount of interest that otherwise would have accrued on the principal amount so paid, prepaid, or not borrowed (other than the portion thereof that represents the Applicable Margin) for the period from the date of such payment, prepayment, or failure to borrow to the last day of the then current Interest Period for such Loan (or, in the case of a failure to borrow, the Interest Period for such Loan that would have commenced on the date specified for such borrowing) at the applicable rate of interest for such Loan provided for herein over (ii) the amount of interest that otherwise would have accrued on such principal amount at a rate per annum equal to the interest component of the amount such Lender would have bid in the London interbank market for Dollar deposits of leading banks in amounts comparable to such principal amount and with maturities comparable to such period (as reasonably determined by such Lender).

         Section 6.  Guarantee.

         6.01 The Guarantee. The Subsidiary Guarantors hereby irrevocably jointly and severally guarantee to each Lender and the Administrative Agent and their respective successors and assigns the prompt payment in full when due (whether at stated maturity, by acceleration or otherwise) of the principal of and interest on the Loans made by the Lenders to, and the Notes held by each Lender of, the Company and all other amounts from time to time owing to the Lenders or the Administrative Agent by the Company under this Agreement and under the Notes and by any Obligor under any of the other Basic Documents, in each case strictly in accordance with the terms thereof (and giving effect to any amendment or modification of such terms) (such obligations being herein collectively called the "Guaranteed Obligations"). The Subsidiary Guarantors hereby further jointly and severally agree that if the Company shall fail to pay in full when due (whether at stated maturity, by acceleration or otherwise) any of the Guaranteed Obligations, the Subsidiary Guarantors will promptly pay the same, without any demand or notice whatsoever, and that in the case of any extension of time of payment or renewal of any of the Guaranteed Obligations, the same will be promptly paid in full when due (whether at extended maturity, by acceleration or otherwise) in accordance with the terms of such extension or renewal.

         6.02 Obligations Unconditional. The obligations of the Subsidiary Guarantors under Section 6.01 hereof are absolute and unconditional, joint and several, irrespective of the value, genuineness, validity, regularity or enforceability of the obligations of the Company under this Agreement, the Notes or any other agreement or instrument referred to herein or therein, or any substitution, release or exchange of any other guarantee of or security for any of the Guaranteed Obligations, and, to the fullest extent permitted by applicable law, irrespective of any other circumstance whatsoever that might otherwise constitute a legal or equitable discharge or defense of a surety or guarantor, it being the intent of this Section 6.02 that the obligations of the Subsidiary Guarantors hereunder shall be absolute and unconditional, joint and several, under any and all circumstances. Without limiting the generality of the foregoing, it is agreed that the occurrence of any one or more of the following shall not alter or impair the liability of the Subsidiary Guarantors hereunder which shall remain absolute and unconditional as described above:

                  (i) at any time or from time to time, without notice to the Subsidiary Guarantors, the time for any performance of or compliance with any of the Guaranteed Obligations shall be extended, or such performance or compliance shall be waived;

                  (ii) any of the acts mentioned in any of the provisions of this Agreement or the Notes or any other agreement or instrument referred to herein or therein shall be done or omitted;

                  (iii) the maturity of any of the Guaranteed Obligations shall be accelerated, or any of the Guaranteed Obligations shall be modified, supplemented or amended in any respect, or any right under this Agreement or the Notes or any other agreement or instrument referred to herein or therein shall be waived or any other guarantee of any of the Guaranteed Obligations or any security therefor shall be released or exchanged in whole or in part or otherwise dealt with; or

                  (iv) any lien or security interest granted to, or in favor of, the Administrative Agent or any Lender or Lenders as security for any of the Guaranteed Obligations shall fail to be perfected.

The Subsidiary Guarantors hereby expressly waive diligence, presentment, demand of payment, protest and all notices whatsoever, and any requirement that the Administrative Agent or any Lender exhaust any right, power or remedy or proceed against the Company under this Agreement or the Notes or any other agreement or instrument referred to herein or therein, or against any other Person under any other guarantee of, or security for, any of the Guaranteed Obligations.

         6.03 Reinstatement. The obligations of the Subsidiary Guarantors under this Section 6 shall be automatically reinstated if and to the extent that for any reason any payment by or on behalf of the Company in respect of the Guaranteed Obligations is rescinded or must be otherwise restored by any holder of any of the Guaranteed Obligations, whether as a result of any proceedings in bankruptcy or reorganization or otherwise and the Guarantors jointly and severally agree that they will indemnify the Administrative Agent and each Lender on demand for all reasonable costs and expenses (including, without limitation, fees of counsel) incurred by the Administrative Agent or such Lender in connection with such rescission or restoration, including any such costs and expenses incurred in defending against any claim alleging that such payment constituted a preference, fraudulent transfer or similar payment under any bankruptcy, insolvency or similar law.

         6.04 Subrogation. The Subsidiary Guarantors hereby jointly and severally agree that until the payment and satisfaction in full of all Guaranteed Obligations and the expiration and termination of the Commitments of the Lenders under this Agreement they shall not exercise any right or remedy arising by reason of any performance by them of their guarantee in Section 6.01 hereof, whether by subrogation or otherwise, against the Company or any other guarantor of any of the Guaranteed Obligations or any security for any of the Guaranteed Obligations. Any amount paid to any Subsidiary Guarantor on account of any such subrogation rights prior to the payment in full of all Guaranteed Obligations shall be held in trust for the benefit of the Administrative Agent and the Lenders and each holder of a Note and, forthwith upon receipt by any Subsidiary Guarantor, be turned over to the Administrative Agent in the exact form received by such Subsidiary Guarantor (duly indorsed by such Subsidiary Guarantor to the Administrative Agent, if required) and credited and applied against the Guaranteed Obligations, whether matured or unmatured, in accordance with the terms of this Agreement.

         6.05 Remedies. The Subsidiary Guarantors jointly and severally agree that, as between the Subsidiary Guarantors and the Lenders, the obligations of the Company under this Agreement and the Notes may be declared to be forthwith due and payable as provided in Section 10 hereof (and shall be deemed to have become automatically due and payable in the circumstances provided in said
Section 10) for purposes of Section 6.01 hereof notwithstanding any stay, injunction or other prohibition preventing such declaration (or such obligations from becoming automatically due and payable) as against the Company and that, in the event of such declaration (or such obligations being deemed to have become automatically due and payable), such obligations (whether or not due and payable by the Company) shall forthwith become due and payable by the Subsidiary Guarantors for purposes of said Section 6.01.

         6.06 Continuing Guarantee. The guarantee in this Section 6 is a continuing guarantee, and shall apply to all Guaranteed Obligations whenever arising.

         6.07 Rights of Contribution. The Subsidiary Guarantors hereby agree, as between themselves, that if any Subsidiary Guarantor shall become an Excess Funding Subsidiary Guarantor (as defined below) by reason of the payment by such Subsidiary Guarantor of any Guaranteed Obligations, each other Subsidiary Guarantor shall, on demand of such Excess Funding Subsidiary Guarantor (but subject to the next sentence), pay to such Excess Funding Subsidiary Guarantor an amount equal to such Subsidiary Guarantor's Pro Rata Share (as defined below and determined, for this purpose, without reference to the Properties, debts and liabilities of such Excess Funding Subsidiary Guarantor) of the Excess Payment (as defined below) in respect of such Guaranteed Obligations. The payment obligation of a Subsidiary Guarantor to any Excess Funding Subsidiary Guarantor under this Section 6.07 shall be subordinate and subject in right of payment to the prior payment in full of the obligations of such Subsidiary Guarantor under the other provisions of this Section 6 and such Excess Funding Subsidiary
Guarantor shall not exercise any right or remedy with respect to such excess until payment and satisfaction in full of all of such obligations.

         For purposes of this Section 6.07, (i) "Excess Funding Subsidiary Guarantor" shall mean, in respect of any Guaranteed Obligations, a Subsidiary Guarantor that has paid an amount in excess of its Pro Rata Share of such Guaranteed Obligations, (ii) "Excess Payment" shall mean, in respect of any
Guaranteed Obligations, the amount paid by an Excess Funding Subsidiary Guarantor in excess of its Pro Rata Share of such Guaranteed Obligations and
(iii) "Pro Rata Share" shall mean, for any Subsidiary Guarantor, the ratio (expressed as a percentage) of (x) the amount by which the aggregate present fair saleable value of all Properties of such Subsidiary Guarantor (excluding any shares of stock of any other Subsidiary Guarantor) exceeds the amount of all the debts and liabilities of such Subsidiary Guarantor (including contingent, subordinated, unmatured and unliquidated liabilities, but excluding the obligations of such Subsidiary Guarantor hereunder and any obligations of any other Subsidiary Guarantor that have been Guaranteed by such Subsidiary Guarantor) to (y) the amount by which the aggregate fair saleable value of all Properties of the Company and all of the Subsidiary Guarantors exceeds the amount of all the debts and liabilities (including contingent, subordinated, unmatured and unliquidated liabilities, but excluding the obligations of the Company and the Subsidiary Guarantors hereunder) of the Company and all of the Subsidiary Guarantors, all as of the Closing Date. If any Subsidiary becomes a Subsidiary Guarantor hereunder subsequent to the Closing Date, then for purposes of this Section 6.07 such subsequent Subsidiary Guarantor shall be deemed to have been a Subsidiary Guarantor as of the Closing Date and the aggregate present fair saleable value of the Properties, and the amount of the debts and

                                      -27
liabilities, of such Subsidiary Guarantor as of the Closing Date shall be deemed to be equal to such value and amount on the date such Subsidiary Guarantor becomes a Subsidiary Guarantor hereunder.

         6.08  General  Limitation  on Guarantee  Obligations.  In any action or proceeding involving any state corporate law, or any state or Federal bankruptcy, insolvency, reorganization or other law affecting the rights of creditors generally, if the obligations of any Subsidiary Guarantor under
Section  6.01 hereof would  otherwise,  taking into  account the  provisions  of
Section 6.07 hereof, be held or determined to be void, invalid or unenforceable, or subordinated to the claims of any other creditors, on account of the amount of its liability under said Section 6.01, then, notwithstanding any other provision hereof to the contrary, the amount of such liability shall, without any further action by such Subsidiary Guarantor, any Lender, the Administrative Agent or any other Person, be automatically limited and reduced to the highest amount that is valid and enforceable and not subordinated to the claims of other creditors as determined in such action or proceeding.

         Section 7.  Conditions Precedent.

         7.01 Initial Loan. The obligation of any Lender to make its initial Loan hereunder is subject to the conditions precedent that the initial borrowing of Loans hereunder shall occur on or before April 30, 1999 and that the Administrative Agent shall have received the following documents, each of which shall be satisfactory to the Administrative Agent (and, with respect to the documents described in paragraphs (f), (g), (h), (i), (j), (p) and (t) below, Citibank) in form and substance:

                  (a)  Corporate  Documents.   The  following  documents,   each
         certified as indicated below:

                           (i) for each Obligor, a notarized copy of its organizational documents (estatutos sociales), as amended and in effect on the Closing Date, and for each Stock Pledgor, a copy of its certificate of incorporation and its by-laws (or other organization documents), as amended and in effect on the Closing Date, certified by the President or a senior officer of such Stock Pledgor as true and complete copies thereof;

                           (ii) for each of the Obligors and each Stock Pledgor,
                  a certificate of the President, the General Manager (Gerente General) or other senior officer of such Obligor or such Stock Pledgor, as the case may be, dated the Closing Date and certifying (A) that attached thereto is a true and complete copy of resolutions duly adopted by the board of directors of such Obligor or such Stock Pledgor, as the case may be, authorizing the execution, delivery and performance of such of the Basic Documents to which such Obligor or such Stock Pledgor, as the case may be, is or is intended to be a party and the Loans hereunder, and that such resolutions have not been modified, rescinded or amended and are in full force and effect, and (B) as to the incumbency and specimen signature of each officer of such Obligor or such Stock Pledgor, as the case may be, executing such of the Basic Documents to which such Obligor or such Stock Pledgor, as the case may be, is intended to be a party and each other document to be delivered by such Obligor or such Stock Pledgor, as the case may be, from time to time in connection therewith (and the Administrative Agent and each Lender may conclusively rely on such certificate until it receives notice in writing from such Obligor or such Stock Pledgor, as the case may be, to the contrary); and

                           (iii) for each of the Obligors and each Stock Pledgor, a certificate of another officer or authorized representative of such Obligor or such Stock Pledgor, as the case may be, as to the incumbency and specimen signature of the President, the General Manager (Gerente General) or senior officer of such Obligor or such Stock Pledgor, as the case may be, signing the applicable certificate referred to in clause
                  (ii) above.

                  (b) Officer's Certificate. A certificate of the President, the General Manager or other senior officer of the Company, dated the Closing Date (i) to the effect set forth in Sections 7.02(a) and 7.02(b) hereof and (ii) to the effect that, as of the Closing Date and after giving effect to the initial Loans hereunder and the other transactions contemplated hereby, each of the Obligors will have sufficient cash flow to enable it to pay its debts as they mature and will not have defaulted in the payment of any of its obligations.

                  (c) Closing Date Contribution. Evidence that the Closing Date Contribution shall have been duly made in compliance with all applicable laws, statutes and regulations and that the proceeds thereof, together with all Loans made on the Closing Date, shall be used, and in an amount sufficient, to finance the Acquisition, to refinance amounts outstanding under the ING Credit Agreement and to pay any fees and expenses payable hereunder on the Closing Date.

                  (d) Acquisition; Merger etc. A copy of the Purchase Agreement (together with all exhibits and schedules thereto, and copies of the form of all opinions, certificates and other writings to be delivered pursuant thereto), certified by the President or a senior officer of the Company to be true and complete, together with

                           (i) evidence that,  immediately  following the making
                  of the initial Loans hereunder, the Acquisition shall have been duly consummated in compliance with all applicable laws, statutes and regulations,

                           (ii) a public deed prepared by the Company transcribing the minutes of the shareholders' meeting for each of Acquisition Co. and Hipercable approving the Merger, and the abstracts thereof, in appropriate form for publication in the Diario Oficial de la Republica de Chile and filing with the Registro de Comercio del Conservador de Bienes Raices de Santiago,

                           (iii) evidence that, immediately following the making
                  of the initial Loans hereunder, the Merger shall have been duly consummated in compliance with all applicable laws, statutes and regulations, except for the required publication in the Diario Oficial de la Republica de Chile and the required registration with the Registro de Comercio del Conservador de Bienes Raices de Santiago, and

                           (iv) evidence that, immediately following the consummation of the Merger, Acquisition Co and Hipercable shall enter into an agreement in which Hipercable expressly assumes the obligations of Acquisition Co. hereunder.

                  (e)  Security Documents.

                           (i) Stock Pledge Agreement. The Stock Pledge Agreement, duly executed and delivered by the parties thereto, and duly notarized by a notary public in Chile, together with
                  (x) the certificates identified therein as representing all of the issued and outstanding capital stock of each of the Obligors, and (y) a certificate of a notary public in Chile to the effect that the Liens created by the Stock Pledge Agreement have been duly noted in the Stock Registry Book of such Obligor, having attached thereto copies of the pages of such book on which such notations have been made.

                           (ii)  Real  Property   Mortgages.   A  Real  Property
                  Mortgage for each Obligor, duly executed and delivered by such Obligor, and duly notarized by a notary public in Chile.

                           (iii) Commercial Pledge Agreement. The Commercial Pledge Agreement, duly executed and delivered by the Company, and duly notarized by a notary public in Chile.

                           (iv) Agreement to Grant a Pledge Without  Conveyance.
                  An Agreement to Grant a Pledge Without Conveyance for each Obligor, duly executed and delivered by such Obligor and duly notarized by a notary public in Chile.

                           (v) Pledge Without Conveyance. A Pledge Without Conveyance for each Obligor, duly executed and delivered by such Obligor and duly notarized by a notary public in Chile.

                  (f) Opinion of Chilean Counsel to the Obligors. An opinion, dated the Closing Date, of Carey y Cia. Ltda., counsel to the Obligors, substantially in the form of Exhibit D-1 hereto (and each Obligor hereby instructs such counsel to deliver such opinion to the Lenders and the Administrative Agent).

                  (g) Opinion of Special New York Counsel to the Administrative Agent. An opinion, dated the Closing Date, of Mayer, Brown & Platt, special New York counsel to the Administrative Agent, substantially in the form of Exhibit D-2 hereto (and the Administrative Agent hereby instructs such counsel to deliver such opinion to the Lenders).

                  (h) Opinion of Special Chilean Counsel to the Administrative Agent. An opinion, dated the Closing Date, of Philippi, Yrarrazaval, Pulido y Brunner, special Chilean counsel to the Administrative Agent, substantially in the form of Exhibit D-3 hereto (and the Administrative Agent hereby instructs such counsel to deliver such opinion to the Lenders).

                  (i) Opinion of U.S. Counsel to the Obligors. An opinion, dated the Closing Date, of Holme Roberts & Owen LLP, counsel to the Obligors, substantially in the form of Exhibit D-4 hereto (and each Obligor hereby instructs such counsel to deliver such opinion to the Lenders and the Administrative Agent).

                  (j) Opinion of Cayman Islands Counsel to the Obligors. An opinion, dated the Closing Date, of W.S. Walker & Co., Cayman Islands counsel to the Obligors, substantially in the form of Exhibit D-5 hereto (and each Obligor hereby instructs such counsel to deliver such opinion to the Lenders and the Administrative Agent).

                  (k) Insurance Endorsement and Acknowledgment. Each policy of insurance covering tangible Property of the Obligors, together with a copy of a notice to each insurer under such policies advising it of the assignment of such policy to the Administrative Agent.

                  (l) Licenses. A copy of each of the DTH License and the Telecommunications License, in each case duly certified by an officer of the Company to be a true and correct copy of the original thereof.

                  (m) Process Agent. An acceptance by the Process Agent of its appointment as the agent for service of process of each Obligor, duly executed and delivered by the Process Agent.

                  (n) Authorization and Registration. Evidence of the authorization (which shall have been obtained prior to the execution of this Agreement) by and registration with the Central Bank of Chile of the financial terms of the Loans and substantially all of the other terms and conditions of the Loans.

                  (o) Subsidiaries' Guarantee. A Chilean public deed (escritura publica) evidencing the Subsidiary Guarantors' guarantee of the Guaranteed Obligations, substantially in the form of Exhibit C hereto, duly executed and delivered by each Subsidiary Guarantor, and duly notarized by a notary public in Chile.

                  (p) Effective Subordination Documents. Effective Subordination Documents for the Closing Date Debt, duly executed and delivered by the parties thereto.

                  (q) Repayment of Existing Indebtedness. Evidence that the principal of and interest on, and all other amounts owing in respect of, the Indebtedness listed in Part A of Schedule I to be repaid on the Closing Date shall have been (or shall be simultaneously) paid in full, that any commitments to extend credit under the agreements or instruments relating to such Indebtedness shall have been canceled or terminated and that all Guarantees in respect of, and all Liens securing, any such Indebtedness shall have been released. In addition, the Administrative Agent shall have received from any Person holding any Lien securing any such Indebtedness, such releases and other instruments, in each case in proper form for recording, as the Administrative Agent shall have requested to release and terminate of record the Liens securing such Indebtedness.

                  (r) Sources and Uses. A certificate of the President or a senior financial officer of the Company setting forth the amount of Indebtedness referred to in the foregoing clause (q) and the sources of the funds to be used to repay such Indebtedness.

                  (s) Adverse Litigation or Proceeding. A certificate or certificates of each Obligor signed on its behalf by the President or a senior officer thereof to the effect that (and each Lender shall be satisfied in its good faith judgment that) no litigation or proceeding exists (or, in the case of litigation or similar proceedings by any government or governmental or regulatory authority, agency or instrumentality, shall be threatened) with respect to the making or consummation of the Acquisition, the Merger, the Closing Date Contribution or the transactions contemplated hereby, and no law or regulation shall have been proposed, promulgated or deemed applicable to the Acquisition, the Merger, the Closing Date Contribution or the transactions contemplated hereby which would prevent or impose a materially adverse condition on the Acquisition, the Merger, the Closing Date Contribution or the transactions contemplated hereby.

                  (t) Management Agreements. The Management Agreements, duly executed and delivered by the parties thereto.

                  (u) Other Documents. Such other documents as the Administrative Agent or any Lender or special New York counsel to the Administrative Agent may reasonably request and are reasonably available to the Company.

The obligation of any Lender to make its initial Loan hereunder is also subject to (i) the condition that no event shall have occurred that is reasonably likely to result in a material adverse change in the business, condition (financial or otherwise), operations, performance, properties or prospects of Acquisition Co., Hipercable and their respective Subsidiaries (taken as a whole) since December 31, 1998, (ii) the condition that no material adverse change shall have occurred in the loan syndication or financial or capital markets generally or in Chile, or in the market conditions for loans or debt securities issued by Chilean companies, and (iii) the condition that no law prevents or imposes materially adverse conditions on the transactions contemplated by the Purchase Agreement and the Basic Documents, and (iv) the payment by the Company of such fees as the Company shall have agreed to pay to any Lender or the Administrative Agent in connection herewith, including, without limitation, the reasonable fees and expenses of Mayer, Brown & Platt, special New York counsel to the Administrative Agent in connection with the negotiation, preparation, execution and delivery of this Agreement and the Notes and the other Basic Documents and the making of the Loans hereunder (to the extent that statements for such fees and expenses have been delivered to the Company).

         7.02 Initial and Subsequent Loans. The obligation of any Lender to make any Loan to the Company upon the occasion of each borrowing hereunder (including the initial borrowing) is subject to the satisfaction of the following further conditions precedent:

                  (a) Both immediately prior to the making of such Loan and also after giving effect thereto and to the intended use thereof, no Default shall have occurred and be continuing.

                  (b) Both immediately prior to the making of such Loan and also after giving effect thereto and to the intended use thereof, the representations and warranties made by the Company in Section 5.04(e) hereof and Section 8 hereof, and by each Obligor in each of the other Basic Documents to which it is a party, shall be true and complete on and as of the date of the making of such Loan with the same force and effect as if made on and as of such date (or, if any such representation or warranty is expressly stated to have been made as of a specific date, as of such specific date).

                  (c) All corporate and other proceedings, and all documents, instruments and other legal matters in connection with the transactions contemplated hereby shall be reasonably satisfactory in form and substance to the Administrative Agent, and the Administrative Agent shall have received such other documents and legal opinions in respect of any aspect or consequence of the transactions contemplated hereby as it shall reasonably request.

                  (d) Such Lender shall have received one or more Notes evidencing such Loan.

                  (e) The Company shall have paid (or shall concurrently pay) any Chilean stamp taxes (as described in Section 5.04(e)) which are then due and payable in respect of such Loan.

Each notice of borrowing by the Company hereunder shall constitute a certification by the Company to the effect set forth in clauses (a), (b), (d) and (e) above (both as of the date of such notice and, unless the Company otherwise notifies the Administrative Agent prior to the date of such borrowing, as of the date of such borrowing).

         7.03 Pro Forma Compliance. The obligation of any Lender to make any Loan to the Company upon the occasion of each borrowing hereunder (including the initial borrowing) during any fiscal quarter of the Company is subject to the satisfaction of the further condition precedent that, after giving effect to the making of such Loan, the Company shall be in compliance, on a pro forma basis, as of the last day of the immediately preceding fiscal quarter, with its obligations under Sections 9.09, 9.10, 9.11, 9.12, 9.13, 9.14 and 9.20 hereof and no other Default would be continuing (and each Lender shall have received a certificate of the chief financial officer of the Company demonstrating compliance with the foregoing condition).

         7.04 Consummation of the Merger. The obligation of any Lender to make any Tranche B Loan to the Company upon the occasion of each borrowing of Tranche B Loans hereunder (including the initial borrowing of Tranche B Loans) is subject to the condition precedent that, the Administrative Agent shall have received evidence that, immediately following the making of the initial Tranche B Loan hereunder, the Merger shall have been duly consummated.

         Section 8. Representations and Warranties. Each Obligor represents and warrants to the Administrative Agent and the Lenders that:

         8.01 Corporate  Existence.  Each of the Company and the other Obligors:
(a) is a sociedad anonima or other entity duly organized, validly existing and in good standing under the laws of Chile; (b) has all requisite corporate or other power necessary to own its assets and carry on its business as now being or as proposed to be conducted, (c) has all material governmental licenses, authorizations, consents and approvals necessary to own its assets and carry on its business as now being or as proposed to be conducted (except where the failure to have the same could reasonably be expected to have a Material Adverse Effect); and (d) is qualified to do business and is in good standing in all jurisdictions in which the nature of the business conducted by it makes such qualification necessary and where failure so to qualify could (either individually or in the aggregate) have a Material Adverse Effect.

         8.02 Financial Condition. Hipercable has heretofore furnished to each of the Lenders the consolidated balance sheets of Hipercable and the Principal Subsidiaries as at December 31, 1998 and the related consolidated statements of income, retained earnings and cash flow of Hipercable and the Principal Subsidiaries for the fiscal year ended on said date, with the opinion thereon of Price Waterhouse, certified public accountants to Hipercable and VTR Cable Express S.A., and Price Waterhouse, certified public accountants to VTR Telefonica S.A. All such financial statements are complete and correct in all material respects and fairly present the consolidated financial condition of Hipercable and each of the Principal Subsidiaries in accordance with GAAP applied on a consistent basis. None of Hipercable nor any of the other Obligors has on the date hereof any material contingent liabilities, liabilities for taxes, material forward or long-term commitments or unrealized or anticipated losses from any unfavorable commitments, except as referred to or reflected or provided for in said balance sheets as at said dates. Since December 31, 1998, there has been no material adverse change in the consolidated financial condition, operations, business or prospects taken as a whole of Hipercable and the other Obligors from that set forth in said financial statements as at said date.

         8.03 Litigation. Except as set forth in Schedule III hereto, there are no legal or arbitral proceedings, or any proceedings by or before any governmental or regulatory authority or agency, now pending or (to the knowledge of any Obligor) threatened against any Obligor that, if adversely determined could (either individually or in the aggregate) have a Material Adverse Effect or purport to affect in any material respect the legality, validity or enforceability of the Acquisition, the Merger, the Purchase Agreement or any Basic Document.

         8.04 No Breach. None of the Merger and the Acquisition, the execution and delivery of this Agreement, the Notes, the other Basic Documents and the Purchase Agreement, the consummation of the transactions herein and therein contemplated or compliance with the terms and provisions hereof and thereof will conflict with or result in a breach of, or require any consent under, the charter or estatutos sociales of any Obligor, or any applicable law or regulation, or any order, writ, injunction or decree of any court or governmental authority or agency, or any agreement or instrument to which any Obligor is a party or by which any of them or any of their Property is bound or to which any of them is subject, or constitute a default under any such agreement or instrument, or (except for the Liens created pursuant to the Security Documents) result in the creation or imposition of any Lien upon any Property of any Obligor pursuant to the terms of any such agreement or instrument.

         8.05 Action. Each of Acquisition Co. and Hipercable have all necessary corporate power, authority and legal right to consummate the Acquisition and the Merger; and the consummation of the Acquisition and the Merger have been duly authorized by all necessary corporate action on the part of each of Acquisition Co. and Hipercable (including, without limitation, any required shareholder approvals). On the Closing Date, after giving effect to the making of the initial Loans hereunder, the Acquisition shall have been duly consummated and, except for the required publication in the Diario Oficial de la Republica de Chile and the required registration with the Registro de Comercio del Conservador de Bienes Raices de Santiago, the Merger shall have been duly consummated. Each Obligor has all necessary corporate power, authority and legal right to execute, deliver and perform its obligations under such of the Basic Documents and the Purchase Agreement to which it is a party; the execution, delivery and performance by each Obligor of such of the Basic Documents and the Purchase Agreement to which it is a party have been duly authorized by all necessary corporate action on its part (including, without limitation, any required shareholder approvals); and each of this Agreement and the Purchase Agreement has been duly and validly executed and delivered by each Obligor and constitutes, and each of the Notes and the other Basic Documents to which it is a party when executed and delivered by such Obligor (in the case of the Notes, for value) will constitute, its legal, valid and binding obligation, enforceable against each Obligor in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws of general applicability affecting the enforcement of creditors' rights.

         8.06 Approvals. Except for the registration with the Central Bank of Chile of the financial terms and conditions of the Loans and the registrations, filings and other actions required by Section 7.01 hereof (all of which have been duly made, are in full force and effect and are not subject to appeal), no authorizations, approvals or consents of, and no filings or registrations with, any governmental or regulatory authority or agency, or any securities exchange, or any other Person are necessary for (a) the consummation of the Acquisition and the Merger or (b) the execution, delivery or performance by any Obligor of such of the Basic Documents and the Purchase Agreement to which it is a party or for the legality, validity or enforceability hereof or thereof.

         8.07 Legal Form. This Agreement and each other Basic Document is in proper legal form under the law of Chile for the enforcement thereof against each Obligor under such law, and if this Agreement and each other Basic Document were stated to be governed by such law, they would constitute legal, valid and binding obligations of each Obligor under such law, enforceable in accordance with their respective terms; provided, however, that in order to enforce this Agreement and each other Basic Document not in the Spanish language in Chile, such documents must be accompanied with an official translation into Spanish. All formalities required in Chile for the validity and enforceability of this Agreement and each other Basic Document (including, without limitation, any necessary registration, recording or filing with any court or other authority in Chile) have been accomplished, and no Chilean Taxes (other than Chilean stamp taxes described in Section 5.04(e)) are required to be paid and except as required by Section 7.01 hereof, no notarization is required, for the validity and enforceability thereof.

         8.08 Ranking. This Agreement and each other Basic Document and the obligations evidenced hereby and thereby are and will at all times be direct and unconditional general obligations of the Company and the Subsidiary Guarantors, and will at all times rank (i) in right of payment at least pari passu with, and
(ii) in right of collateral security senior to, all other Indebtedness and all Hedge Agreements of the Obligors, whether now existing or hereafter outstanding, subject to statutorily preferred exceptions. There exists no Lien (including any Lien arising out of any attachment, judgment or execution), security interest or other encumbrance, nor any segregation or other preferential arrangement of any kind, on, in or with respect to any of the Property or revenues of any Obligor, except as expressly permitted by Section 9.06 hereof.

         8.09 Taxes. Each of the Company and the other Obligors has filed all income tax returns and all other material tax returns that are required to be filed by it and has paid all taxes due pursuant to such returns or pursuant to any assessment received by the Company or such Obligor. The charges, accruals and reserves on the books of each of the Company and the other Obligors in respect of taxes and other governmental charges are, in the opinion of the Company and such Obligor, adequate.

         8.10 Commercial Activity; Absence of Immunity. Each Obligor is subject to civil and commercial law with respect to its obligations under each of the Basic Documents to which it is a party. The execution, delivery and performance by each Obligor of each Basic Document to which it is a party constitute private and commercial acts rather than public or governmental acts. None of the Obligors, nor any of their respective Properties or revenues, is entitled to any right of immunity in any jurisdiction from suit, court jurisdiction, judgment, attachment (whether before or after judgment), set-off or execution of a judgment or from any other legal process or remedy relating to the obligations of such Obligor under any of the Basic Documents to which it is a party.

         8.11  Material Agreements and Liens.

         (a) Part A of Schedule I hereto is a complete and correct description of all outstanding Indebtedness or Hedge Agreements of any of the Obligors (specifying which such Indebtedness is to be repaid on the Closing Date) and Part B of Schedule I hereto is a list, as of the date of this Agreement, of each credit agreement, loan agreement, indenture, purchase agreement, guarantee, letter of credit or other arrangement providing for or otherwise relating to any Indebtedness, Hedge Agreements or any extension of credit (or commitment for any extension of credit) to, or guarantee by, the Company or any other Obligor (other than any such Indebtedness, Hedge Agreements or other extensions of credit to be repaid in full on the Closing Date), and the aggregate principal or face amount outstanding or that may become outstanding under each such arrangement is correctly described in Part A of said Schedule I.

         (b) Part C of Schedule I hereto is a complete and correct list, as of the date of this Agreement, of each Lien securing Indebtedness or Hedge Agreements of any Person and covering any Property of the Company or any other Obligor (other than any Liens to be released and discharged of record on the Closing Date), and the aggregate Indebtedness or Hedge Agreements secured (or that may be secured) by each such Lien and the Property covered by each such Lien is correctly described in Part C of said Schedule I.

         8.12 Environmental Matters. Each of the Company and the other Obligors has obtained all environmental, health and safety permits, licenses and other authorizations required under all Environmental Laws to carry on its business as now being or as proposed to be conducted, except to the extent failure to have any such permit, license or authorization would not (either individually or in the aggregate) have a Material Adverse Effect. Each of such permits, licenses and authorizations is in full force and effect and each of the Company and the other Obligors is in compliance with the terms and conditions thereof, and is also in compliance with all other limitations, restrictions, conditions, standards, prohibitions, requirements, obligations, schedules and timetables contained in any applicable Environmental Law or in any regulation, code, plan, order, decree, judgment, injunction, notice or demand letter issued, entered, promulgated or approved thereunder, except to the extent failure to comply therewith would not (either individually or in the aggregate) have a Material Adverse Effect.

         8.13 Capitalization. As of the date of this Agreement, after giving effect to the Merger, the authorized capital stock of the Company consists of shares of common stock, no par value, each of which shares is duly and validly issued and outstanding, is free and clear of any Liens (other than Liens created pursuant to the Basic Documents) and will be fully paid and nonassessable. As of the date of this Agreement, after giving effect to the Merger, approximately 66% of such issued and outstanding shares are owned beneficially and of record by UIH Chile Ventures, Inc. (or such lesser percentage as shall represent the number of shares owned by UIH Chile Ventures, Inc. after giving effect to any Closing Date Equity made by a Person acceptable to the Majority Lenders) and approximately 34% of such issued and outstanding shares are owned beneficially and of record by UIH Chile, Inc. (or such lesser percentage as shall represent the number of shares owned by UIH Chile, Inc. after giving effect to any Closing Date Equity made by a Person acceptable to the Majority Lenders). Except as set forth on Schedule V hereto, (x) there are no outstanding Equity Rights with respect to the Company and (y) there are no outstanding obligations of the Company or any other Obligor to repurchase, redeem, or otherwise acquire any shares of capital stock of the Company.

         8.14  Subsidiaries, Etc.

         (a) Set forth in Part A of Schedule II hereto is a complete and correct list, as of the date of this Agreement (but after giving effect to the consummation of the Merger), of all of the Subsidiaries of the Company, together with, for each such Subsidiary, (i) the jurisdiction of organization of such Subsidiary, (ii) each Person holding ownership interests in such Subsidiary and
(iii) the nature of the ownership interests held by each such Person and the percentage of ownership of such Subsidiary represented by such ownership interests. Except as disclosed in Part A of Schedule II hereto, (x) each of the Company and the other Obligors owns, free and clear of Liens, and has the unencumbered right to vote, all outstanding ownership interests in each Person shown to be held by it in Part A of Schedule II hereto, (y) all of the issued and outstanding capital stock of each such Person organized as a corporation is validly issued, fully paid and nonassessable and (z) there are no outstanding Equity Rights with respect to such Person.

         (b) Set forth in Part B of Schedule II hereto is a complete and correct list, as of the date of this Agreement, of all Investments (other than Investments disclosed in Part A of said Schedule II hereto) held by the Company or any other Obligor in any Person and, for each such Investment, (x) the identity of the Person or Persons holding such Investment and (y) the nature of such Investment. Except as disclosed in Part B of Schedule II hereto, each of the Company and the other Obligors owns, free and clear of all Liens, all such Investments.

         (c) None of the Subsidiary Guarantors is subject to any indenture, agreement, instrument or other arrangement of the type described in Section 9.21(b) hereof.

         (d)  Newcom is a Wholly Owned Subsidiary of UIH Chile, Inc.

         (e) On the date hereof, each of Stock Pledgors is a Wholly Owned Subsidiary of UIH.

         (f) Acquisition Co. has not engaged in any business, or incurred any liabilities, other than in connection with the transactions contemplated by the Acquisition, the Merger, and this Agreement and the other Basic Documents.

         8.15 Properties and Assets. None of the Obligors has any interests in any real property except for the property described in Part A of Schedule IV hereto. None of the Obligors owns any material personal property (including equipment, satellite dishes and wire networks) except for the property described in Part B of Schedule IV hereto. None of the Obligors is party to any material contracts, agreements or other arrangements except for those described in Schedules I and II hereto and those described in Part C of Schedule IV hereto, and none of the Obligors is in default of any of its material obligations under any of such contracts, agreements or other arrangements. Each of the Obligors owns, free and clear of all Liens (other than the Liens permitted pursuant to Section 9.06), has good and marketable title to and enjoys peaceful and undisturbed possession of, or holds pursuant to valid leaseholds, all material Properties that are necessary for the operation and conduct of their respective businesses as conducted on the date hereof.

         8.16 True and Complete Disclosure. The information, reports, financial statements, exhibits and schedules furnished in writing by or on behalf of the Obligors to the Administrative Agent or any Lender in connection with the negotiation, preparation or delivery of this Agreement and the other Basic Documents or included herein or therein or delivered pursuant hereto or thereto, when taken as a whole do not contain any untrue statement of fact or omit to state any fact necessary to make the statements herein or therein, in light of the circumstances under which they were made, not misleading in any material respects. All written information furnished after the date hereof by the Company and the other Obligors to the Administrative Agent and the Lenders in connection with this Agreement and the other Basic Documents and the transactions contemplated hereby and thereby will be true, complete and accurate in every material respect, or (in the case of projections) based on good faith estimates, on the date as of which such information is stated or certified. There is no fact known to the Company or any other Obligor that could have a Material Adverse Effect that has not been disclosed herein, in the other Basic Documents or in a report, financial statement, exhibit, schedule, disclosure letter or other writing furnished to the Lenders for use in connection with the transactions contemplated hereby or thereby.

         8.17 Investment Holding Company Act. None of the Obligors is an "investment company," or a company "controlled" by an "investment company," within the meaning of the United States Investment Company Act of 1940, as amended.

         8.18 Use of Credit. None of the Obligors is engaged principally, or as one of its important activities, in the business of extending credit for the purpose, whether immediate, incidental or ultimate, of buying or carrying Margin Stock, and no part of the proceeds of any extension of credit hereunder will be used to buy or carry Margin Stock, as that term is used in Regulation U and Regulation X of the Board of Governors of the Federal Reserve System.

         8.19 Solvency. Each of the Obligors has sufficient cash flow to enable it to pay its debts as they mature and has not defaulted in the payment of any of its obligations.

         8.20 No Default on Purchase Agreement. Each Obligor, and each other Person, that is a party to the Purchase Agreement has performed or complied in all material respects with all agreements and conditions contained in the Purchase Agreement to the extent required to be performed or complied with on or prior to the making of the initial Loan hereunder.

         8.21 Ownership of Collateral. Each of the Obligors is the sole and beneficial owner of the Collateral and no Lien exists or will exist upon the Collateral at any time (and no right or option to acquire the same exists in favor of any Person), except for the Liens created in favor of the Administrative Agent under the Security Documents.

         8.22 Liens, etc. Each Lien created by the Security Documents constitutes a valid and perfected Lien on the Property intended to be covered thereby (other than any immaterial items of Property) in favor of the Administrative Agent, free and clear of all other Liens (other than Liens permitted under Section 9.06 hereof); and none of the Basic Documents has been terminated or ceased to be in full force and effect, and none of the Obligors has contested the enforceability of any thereof.

         8.23 Year 2000. In connection with the computer software relevant for the normal operation of the business of each of the Company and the other Obligors, (i) each of the Company and the other Obligors is aware of the risks associated with the date change from December 31, 1999 to January 1, 2000, (ii) each of the Company and the other Obligors is taking, or has taken, appropriate steps to remedy any foreseeable problems relating to the year 2000 date change that might materially adversely affect its business, both prior to and following January 1, 2000, and (iii) each of the Company and the other Obligors will complete all year 2000 required modification, validation and implementation, by October 31, 1999, to the extent that failure to do so would have a Material Adverse Effect.

         Section 9. Covenants of the Obligors. Each Obligor covenants and agrees with the Lenders and the Administrative Agent that, so long as any Commitment or Loan is outstanding and until payment in full of all amounts payable by the Company hereunder:

         9.01 Financial Statements, Etc. The Company shall deliver to each of the Lenders:

                  (a) as soon as available and in any event within 45 days after the end of each quarterly fiscal period of each fiscal year of the Company,

                           (x) a  consolidated  statement  of  income,  retained
                  earnings and cash flow of the Company and its Subsidiaries for such period and for the period from the beginning of the respective fiscal year to the end of such period, and the related consolidated balance sheets of the Company and its Subsidiaries as at the end of such period, setting forth in each case (A) a reconciliation to generally accepted accounting principles in the United States of America, and (B) in comparative form (i) the corresponding figures for the corresponding periods in the preceding fiscal year, and (ii) the corresponding figures for the corresponding periods from the financial projections previously delivered to the Administrative Agent, accompanied by a certificate of a senior financial officer of the Company, which certificate shall state that said financial statements fairly present the financial condition and results of operations of the Company and its Subsidiaries, in each case in accordance with generally accepted accounting principles in Chile, consistently applied, as at the end of, and for, such period (subject to normal year-end audit adjustments),

                           (y) a  consolidated  statement  of revenue of each of
                  the Company's telephony  operations  ("Telephony  Operations")
                  and the Company's cable operations ("Cable Operations") for such period, together with information setting forth gross margins, subscribers, churn, net additions, revenue per unit and Capital Expenditures for such period for Telephony Operations and Cable Operations, and

                           (z) a report setting forth, for each of the Northern,
                  Southern, Santiago and Central Regions of Chile, for each Obligor, the number of Telephony Subscribers, the number (reasonably approximated in accordance with industry standards) of homes and apartments passed by telephony systems, in each case as at the beginning of such period and as at the end of such period,

                  (b) as soon as available and in any event within 90 days after the end of each fiscal year of the Company,

                           (x) consolidated statements of income, retained earnings and cash flow of the Company and its Subsidiaries, and separately for each of the Principal Subsidiaries, for such fiscal year and the related consolidated balance sheets of the Company and its Subsidiaries, and separately for each of the Principal Subsidiaries, as at the end of such fiscal year, setting forth (A) a reconciliation to generally accepted accounting principles in the United States of America, and (B) in each case in comparative form (i) the corresponding consolidated figures for the preceding fiscal year, and (ii) the corresponding figures from the financial projections previously delivered to the Administrative Agent, and accompanied by an opinion thereon of independent certified public accountants of recognized international standing, which opinion shall state that said consolidated financial statements fairly present the consolidated financial condition and results of operations of the Company and its Subsidiaries, and of each of the Principal Subsidiaries, as at the end of, and for, such fiscal year in accordance with generally accepted accounting principles in Chile, and a certificate of such accountants stating that, in making the examination necessary for their opinion, they obtained no knowledge, except as specifically stated, of any Default, and

                           (y) a  consolidated  statement  of revenue of each of
                  the Company's Telephony Operations and the Company's Cable Operations for such period, together with information setting forth gross margins, subscribers, churn, net additions, revenue per unit and Capital Expenditures for such period for Telephony Operations and Cable Operations;

                  (c) as soon as available and in any event within 30 days after the end of each month, a report setting forth, separately for each Obligor,

                           (x) the  number of Cable  Subscribers  and  Telephony
                  Subscribers, the number (reasonably approximated in accordance with industry standards) of homes and apartments passed by cable and telephony systems, the number of such Cable Subscribers subscribing for basic service and the number subscribing for premium services, and the number of Telephony Subscribers who are also Cable Subscribers, in each case as at the beginning of such period and as at the end of such period,

                           (y) the  number of Cable  Subscribers  and  Telephony
                  Subscribers installed, disconnected and reconnected during such month, and

                           (z) a  consolidated  statement  of revenue of each of
                  the Company's Telephony Operations and the Company's Cable Operations for such period, together with information setting forth gross margins, revenue per unit and Capital Expenditures for such period for Telephony Operations and Cable Operations;

                  (d) promptly upon their becoming available, copies of all reports or other filings, if any, that the Company have filed or made with any Chilean governmental agency or securities exchange;

                  (e) promptly after the Company knows or has reason to believe that any Default has occurred, a notice of such Default describing the same in reasonable detail and, together with such notice or as soon thereafter as possible, a description of the action that the Company has taken or proposes to take with respect thereto;

                  (f) (i) as soon as practicable and in any event not later than 15 days prior to the commencement of each fiscal year, the budget for the Company and its Subsidiaries for such fiscal year prepared on a monthly basis in such detail as shall be satisfactory to the Required Lenders, and (ii) no later than 30 days, and no earlier than 60 days, prior to the consummation of any Post-Closing Financing, the Company's business plan, in such scope and detail as the Administrative Agent may reasonably request, for the period beginning on the date thereof and ending on December 31, 2005; and

                  (g) from time to time such other information regarding the financial condition, operations, business or prospects of the Company or any of its Subsidiaries as any Lender or the Administrative Agent may reasonably request.

The Company will furnish to each Lender, at the time it furnishes each set of financial statements pursuant to paragraph (a) or (b) above, a certificate of a senior financial officer of the Company in substantially the form of Exhibit E hereto (i) to the effect that no Default has occurred and is continuing (or, if any Default has occurred and is continuing, describing the same in reasonable detail and describing the action that the Company has taken or proposes to take with respect thereto) and (ii) setting forth in reasonable detail the computations necessary to determine whether the Company is in compliance with Sections 9.07, 9.09, 9.10, 9.11, 9.12, 9.13, 9.14 and 9.20 hereof as of the end of the respective quarterly fiscal period or fiscal year.

         9.02 Litigation. The Company will promptly give to each Lender notice of all legal or arbitral proceedings, and of all proceedings by or before any governmental or regulatory authority or agency, and any material development in respect of such legal or other proceedings, affecting the Company or any of its Subsidiaries, except proceedings that, if adversely determined, would not (either individually or in the aggregate) have a Material Adverse Effect and would not purport to affect, to any material extent, the legality, validity or enforceability of the Acquisition, the Merger, the Purchase Agreement or any of the Basic Documents.

         9.03  Existence, Etc.  Each of the Company and the other Obligors will:

                  (a) preserve and maintain its legal existence and all of its material rights, privileges, licenses and franchises, including, without limitation, the Telecommunications License and (prior to the Galaxy Disposition) the DTH License and such other telecommunications and cable licenses and permits of the Obligors as necessary for them to engage in the business of providing cable television and direct-to-home broadcasting services in Chile, but excluding any that are transferred to another Obligor or are made redundant in connection with a merger permitted under Section 9.05 hereof;

                  (b) comply with the requirements of all applicable laws, rules, regulations and orders of governmental or regulatory authorities (including, without limitation, any laws or regulations relating to employee pensions and employee other benefits and all Environmental
         Laws) if failure to comply with such requirements could (either individually or in the aggregate) have a Material Adverse Effect;

                  (c) pay and discharge all taxes, assessments and governmental charges or levies imposed on it or on its income or profits or on any of its Property prior to the date on which penalties attach thereto, except for any such tax, assessment, charge or levy the payment of which is being contested in good faith and by proper proceedings and against which adequate reserves are being maintained;

                  (d) maintain all of its Properties used or useful in its business in good working order and condition, ordinary wear and tear excepted;

                  (e) keep adequate records and books of account, in which complete entries will be made in accordance with generally accepted accounting principles in Chile consistently applied; and

                  (f) permit representatives of any Lender or the Administrative Agent, at its own cost and expense, during normal business hours, to examine, copy and make extracts from its books and records (other than documents to which the Company or the relevant Subsidiary is required, pursuant to an agreement with a third party, to maintain confidential), to inspect any of its Properties, and to discuss its business and affairs with its officers, all to the extent reasonably requested by such Lender or the Administrative Agent (as the case may be).

         9.04 Insurance. Each of the Company and the other Obligors will maintain insurance with financially sound and reputable insurance companies, and with respect to Property and risks of a character usually maintained by corporations engaged in Chile in the same or similar business similarly situated, against loss, damage and liability of the kinds and in the amounts customarily maintained by such corporations. The Obligors shall provide that all policies of insurance covering any tangible Property of any of the Obligors entered into after the date hereof are promptly delivered to the Agent, duly endorsed to the Agent for the benefit of the Lenders.

         9.05  Prohibition of Fundamental Changes.

         (a) Neither the Company nor any other Obligor will enter into any transaction of merger or consolidation or amalgamation, or liquidate, wind up or dissolve itself (or suffer any liquidation or dissolution).

         (b) Neither the Company nor any other Obligor will acquire any material business or Property from, or capital stock of, or be a party to any acquisition of, any Person except for the Acquisition, purchases of inventory and other Property to be sold or used in the ordinary course of business, Investments permitted under Section 9.08 hereof, and Capital Expenditures permitted under
Section 9.10 hereof.

         (c) Neither the Company nor any other Obligor will convey, sell, lease, transfer or otherwise dispose of, in one transaction or a series of transactions, all or a substantial part of its business or Property, whether now owned or hereafter acquired (including, without limitation, receivables and leasehold interests). Neither the Company nor any other Obligor will convey, sell, lease, transfer or otherwise dispose of, any of its Property, whether now owned or hereafter acquired, (x) for less than its fair market value (as determined in good faith by a senior financial officer of the Company) and (y) unless the proceeds thereof are applied to prepay Loans to the extent required by Section 2.09(b).

         (d) Notwithstanding the foregoing provisions of this Section 9.05:

                  (i) Acquisition Co. and Hipercable may consummate the Merger and the Newcom Acquisition;

                  (ii)  any   Subsidiary   of  the  Company  may  be  merged  or
         consolidated with or into: (i) the Company if the Company shall be the continuing or surviving corporation or (ii) any other such Subsidiary;

                  (iii) any Subsidiary of the Company may sell, lease, transfer or otherwise dispose of any or all of its Property (upon voluntary liquidation or otherwise and whether or not for fair market value) to the Company or a Wholly Owned Subsidiary of the Company; and

                  (iv) the Company may consummate the Galaxy Disposition.

         9.06 Limitation on Liens. Neither the Company nor any other Obligor will create, incur, assume or suffer to exist any Lien upon any of its Property, whether now owned or hereafter acquired, except:

                  (a)  Liens created pursuant to the Security Documents;

                  (b) Liens in existence on the date hereof and listed in Part B of Schedule I hereto (excluding, however, following the making of the initial Loans hereunder, Liens securing Indebtedness to be repaid with the proceeds of such Loans, as indicated on said Schedule I);

                  (c) Liens imposed by any governmental authority for taxes, assessments, customs duties or charges not yet due or that are being contested in good faith and by appropriate proceedings if adequate reserves with respect thereto are maintained on the books of the Company or the affected Subsidiaries, as the case may be, in accordance with GAAP;

                  (d) carriers', warehousemen's, mechanics', materialmen's, repairmen's or other like Liens arising in the ordinary course of business that are not overdue for a period of more than 30 days or that are being contested in good faith and by appropriate proceedings and Liens securing judgments but only to the extent for an amount and for a period not resulting in an Event of Default under Section 10(i) hereof;

                  (e)  pledges  or   deposits   under   worker's   compensation,
         unemployment insurance and other social security legislation;

                  (f) deposits to secure the performance of bids, trade contracts (other than for Indebtedness), leases, statutory obligations, surety and appeal bonds, performance bonds and other obligations of a like nature incurred in the ordinary course of business;

                  (g) easements, rights-of-way, restrictions and other similar encumbrances incurred in the ordinary course of business and encumbrances consisting of zoning restrictions, easements, licenses, restrictions on the use of Property or minor imperfections in title thereto that, in the aggregate, are not material in amount, and that do not in any case materially detract from the value of the Property subject thereto or interfere with the ordinary conduct of the business of the Company or any of its Subsidiaries; and

                  (h) Liens upon real and/or tangible personal Property acquired after the date hereof (by purchase, construction or otherwise) by the Company or any of its Subsidiaries, each of which Liens either (A) existed on such Property before the time of its acquisition and was not created in anticipation thereof or (B) was created solely for the purpose of securing Indebtedness representing, or incurred to finance, refinance or refund, the cost (including the cost of construction) of such Property; provided that (i) no such Lien shall extend to or cover any Property of the Company or such Subsidiary other than the Property so acquired and improvements thereon and (ii) the principal amount of Indebtedness secured by any such Lien shall at no time exceed 80% of the fair market value (as determined in good faith by a senior financial officer of the Company) of such Property at the time it was acquired (by purchase, construction or otherwise);

provided, that in no event shall the Company or any other Obligor create, incur, assume or suffer to exist any Lien upon the Telecommunications License or (prior to the Galaxy Disposition) the DTH License.

         9.07 Indebtedness. Neither the Company nor any other Obligor will, nor will it permit any of its Subsidiaries to, create, incur or suffer to exist any Indebtedness except:

                  (a)  Indebtedness to the Lenders hereunder;

                  (b) Indebtedness outstanding on the date hereof and listed in Part A of Schedule I hereto (excluding, however, following the making of the initial Loans hereunder, the Indebtedness to be repaid with the proceeds of such Loans, as indicated on said Schedule I), and any Indebtedness incurred solely to refinance such Indebtedness;

                  (c)  the Subordinated Debt;

                  (d) Indebtedness of Subsidiaries of the Company to the Company or to other Subsidiaries of the Company and Indebtedness of the Company to any of its Subsidiaries;

                  (e) additional unsecured Indebtedness of the Company and its Subsidiaries, the proceeds of which shall be used for working capital by the Company and its Subsidiaries, in an aggregate amount at any one time outstanding not exceeding U.S.$15,000,000 (or the equivalent in other currencies);

                  (f) additional Indebtedness of the Company and its Subsidiaries consisting of Indebtedness secured by Liens permitted by
         Section 9.06(h) hereof and Capital Lease Obligations, in an aggregate amount at any one time outstanding not exceeding:

                           (i) prior to the first date on which  Senior  Debt to
                  EBITDA Ratio is less than or equal to 2.0 to 1 (as evidenced by financial statements delivered by the Company to the Lenders), U.S.$5,000,000 (or its equivalent in other currencies), and

                           (ii) thereafter,  U.S.$20,000,000  (or its equivalent
                  in other currencies);

                  but only to the extent that such Indebtedness satisfies each of the following conditions:

                                    (x)  the final maturity of such Indebtedness
                           is after April 29, 2002,

                                    (y) less than half of the original amount of
                           such Indebtedness is scheduled to be repaid on or prior to April 29, 2002, and

                                    (z)  all of the  terms  thereof  (including,
                           without limitation, the final maturity thereof and the scheduled amortization thereof) are satisfactory to the Majority Lenders.

                  (g)   additional   Indebtedness   of  the   Company   and  its
         Subsidiaries consisting of Box Lease Financing in an aggregate amount at any one time outstanding not exceeding U.S.$15,000,000;

                  (h)   additional   Indebtedness   of  the   Company   and  its
         Subsidiaries consisting of Nortel Debt in an aggregate amount at any one time outstanding up to but not exceeding U.S.$5,000,000.

         9.08 Investments. Neither the Company nor any other Obligor will make or permit to remain outstanding any Investments except:

                  (a) Investments outstanding on the date hereof and identified in Part B of Schedule II hereto;

                  (b)  operating deposit accounts with banks;

                  (c)  Permitted Investments;

                  (d)  Investments by the Company in any Subsidiary Guarantor;

                  (e) Investments by the Company and its Subsidiaries in capital stock of Subsidiaries of the Company to the extent outstanding on the date of the financial statements of the Company and its Subsidiaries referred to in Section 8.02 hereof and advances by the Company and its Subsidiaries to Subsidiaries of the Company in the ordinary course of business;

                  (f) Hedge Agreements required or permitted to be entered into under Section 9.16 hereof;

                  (g) additional Investments to the extent that the consideration therefor consists solely of capital stock of the Company or any of its Affiliates, so long as (i) such Investments are made in Chilean entities, (ii) such Investments are in the lines of business described in Section 9.17 hereof, (iii) the Company grants the Administrative Agent a first priority perfected Lien upon any equity interest held or acquired in respect of such Investments, and (iv) after giving effect thereto, there would be no Default under Section 10(j) hereof; and

                  (h) additional Investments, so long as:

                           (i) such Investments are made in Chilean entities,

                           (ii) such  Investments  are in the lines of  business
                  described in Section 9.17 hereof, and

                           (iii) if such Investments is made:

                                    (A) prior to the date (the "Change Date") on
                           which there shall have been consummated a Post-Closing Financing and/or a Post-Closing Contribution in an aggregate amount at least equal to the Post-Closing Required Amount, the aggregate amount of all such Investments made prior to the Change Date shall not exceed U.S.$5,000,000, and

                                    (B)  on  and  after  the  Change  Date,  the
                           aggregate amount of all such Investments made on and after the Change Date shall not exceed the sum of the following:

                                            (x) U.S.$15,000,000, plus

                                            (y)     the     lesser     of    (1)
                                    U.S.$10,000,000 and (2) the aggregate amount of prepayments of the Loans made on and after the Change Date pursuant to Section 2.09(a) hereof, minus

                                            (z)   the   aggregate    amount   of
                                    Investments   made   pursuant   to   Section
                                    9.08(h)(iii)(A) hereof.

         9.09 Restricted Payments.

                  (a) Except to the extent the same would not result in an Event of Default under Section 10(e), neither the Company nor any other Obligor will purchase, redeem, retire or otherwise acquire for value, or set apart any money for a sinking, defeasance or other analogous fund for the purchase, redemption, retirement or other acquisition of, or make any voluntary payment or prepayment of the principal of or interest on, or any other amount owing in respect of, any Subordinated Debt.

                  (b) None of the Company's Subsidiaries will purchase or otherwise acquire any shares of any class of stock of the Company or any warrants, options or other rights to acquire the same.

                  (c) The Company will not consent to (i) any modification, supplement or waiver of any of the provisions of the Effective
         Subordination Documents without the prior approval of the Administrative Agent, or (ii) any modification, supplement or waiver of any other agreement, instrument or other document evidencing or relating to the Subordinated Debt without the prior approval of the Majority Lenders, provided that the Company may replace the holder of the Closing Date Debt with another Eligible Assignee, and enter into appropriate documentation in connection with such replacement.

                  (d) The Company will not, without the consent of the Majority Lenders, consent to any transfer of any of the Closing Date Debt by the holder thereof.

                  (e) Neither the Company nor any other Obligor will pay any management, advisory, consulting or other similar fees to any Affiliate except

                           (i) reimbursements for expenses under the Management Agreements, and

                           (ii) management fees in an aggregate amount not to exceed the aggregate amount of prepayments of Loans made pursuant to Section 2.09(a) hereof, provided, that, with respect to this clause (ii),

                                    (w) after giving effect to such payment, the
                           Senior Debt to EBITDA Ratio shall not exceed 4.00 to 1,

                                    (x) if  such  payment  is  made  during  any
                           quarterly  fiscal period,  such payment shall be made
                           (A) after the Administrative Agent receives from the Company a certificate of a senior officer of the Company, as described in the final paragraph of
                           Section 9.01, for the immediately preceding quarterly fiscal period, and (B) in any event, no later than 46 days after the end of such immediately preceding quarterly fiscal period,

                                    (y) the  Post-Closing  Financing  shall have
                           been consummated and/or a Post- Closing Contribution shall have been made in an aggregate amount at least equal to the Post-Closing Required Amount, and

                                    (z) after giving effect to such payment,  no
                           Default shall occur or be continuing.

         9.10 Capital Expenditures. The Company will not permit the aggregate amount of Capital Expenditures by the Company and its Subsidiaries to exceed:

                  (a) if a Post-Closing Financing has not been consummated and/or a Post-Closing Contribution has not been made in an aggregate amount at least equal to the Post-Closing Required Amount, then for each fiscal year ending on the respective dates set forth below, the amount set opposite such date:

                          Fiscal Year End                           Amount

                          December 31, 1999                    U.S.$80,000,000
                          December 31, 2000                    U.S.$70,000,000
                          December 31, 2001                    U.S.$50,000,000

                  (b) if a Post-Closing Financing has been consummated and/or a Post-Closing Contribution has been made in an aggregate amount at least equal to the Post-Closing Required Amount, then for each fiscal year ending on the respective dates set forth below, the amount set opposite such date:

                          Fiscal Year End                           Amount

                          December 31, 1999                    U.S.$80,000,000
                          December 31, 2000                    U.S.$100,000,000
                          December 31, 2001                    U.S.$110,000,000


In addition, in no event will the Company or any of its Subsidiaries enter into commitments or similar arrangements for the purchase of equipment or services in any fiscal year in amounts such that the Company would not be in compliance with its obligations under this Section 9.10 for such fiscal year.

         9.11 Total Debt to EBITDA Ratio. The Company will not permit the Total Debt to EBITDA Ratio to exceed 8.00 to 1 as at the last day of any fiscal quarter of the Company, beginning with the fiscal quarter ending on June 30, 1999.

          9.12 Debt Service Coverage Ratio. The Company will not permit its Debt Service Coverage Ratio, as at the last day of any fiscal quarter of the Company, to be less than the ratio set forth below opposite the period in which such day occurs:

                 Period                                                 Ratio

                 Closing Date to December 30, 2000                     1.00 to 1
                 December 31, 2000 and at all times thereafter         1.50 to 1

          9.13 Senior Debt to EBITDA Ratio. The Company will not permit the Senior Debt to EBITDA Ratio, as at the last day of any fiscal quarter of the Company, to exceed the ratio set forth below opposite the period in which such day occurs:

                 Period                                                  Ratio

                 Closing Date to September 29, 2000                    5.50 to 1
                 September 30, 2000 to December 30, 2000               5.00 to 1
                 December 31, 2000 to March 30, 2001                   4.50 to 1
                 March 31, 2001 to June 29, 2001                       4.00 to 1
                 June 30, 2001 to December 30, 2001                    3.50 to 1
                 December 31, 2001 and at all times thereafter         3.00 to 1

          9.14 Interest Coverage Ratio. The Company will not permit the Interest Coverage Ratio, as at the last day of any fiscal quarter of the Company, to be less than the ratio set forth below opposite the period in which such day occurs:

                 Period                                                  Ratio

                 Closing Date to December 30, 2000                     1.50 to 1
                 December 31, 2000 to December 30, 2001                2.00 to 1
                 December 31, 2001 and at all times thereafter         2.50 to 1

          9.15 Governmental Approvals. Each Obligor agrees that it will promptly obtain from time to time at its own expense all such governmental licenses, authorizations, consents, permits and approvals as may be required for such Obligor to (a) comply with its obligations, and preserve its rights under, each Basic Document and (b) maintain the existence, priority and perfection of the Liens purported to be created under the Security Documents, in each case, except to the extent the same would not have a Material Adverse Effect. Without in any way limiting the foregoing, the Obligors will cause each Pledge Without
Conveyance delivered pursuant to the Agreement to Grant a Pledge Without Conveyance to be duly published in the Diario Oficial de la Republica de Chile within 30 days after the execution and delivery thereof.

          9.16  Hedge Agreements.

          (a) If, at any time, (x) the Eurodollar Rate for any Loans hereunder is in excess of 6-1/2% for more than 90 consecutive days and (y) the Senior Debt to EBITDA Ratio at such time is equal to or greater than 4.0 to 1, the Company will, promptly thereafter, enter into and thereafter maintain in full force and effect one or more Hedge Agreements with one or more of the Lenders that effectively enables the Company (in a manner satisfactory to the Majority Lenders), as at any date, to protect itself against three-month London interbank offered rates as to a notional principal amount at least equal to an amount equal to 50% of the aggregate notional principal amount of the aggregate Indebtedness of the Company and its Subsidiaries for a period of at least two years.

          (b) In addition, the Company may (but shall not be required to), at any time and from time to time, enter into one or more Hedge Agreements, provided, however, that at no time shall the aggregate notional principal amount of all Indebtedness of the Company and its Subsidiaries covered by Hedge Agreements in respect of interest rate risks exceed 60% of the aggregate notional principal amount of the aggregate Indebtedness of the Company and its Subsidiaries.

          9.17 Lines of Business. Neither the Company nor any other Obligor will engage in any line or lines of business activity other than the business of providing video, voice and data services.

          9.18 Transactions with Affiliates. Except as expressly permitted by this Agreement, neither the Company nor any other Obligor will directly or indirectly: (a) make any Investment in an Affiliate; (b) transfer, sell, lease, assign or otherwise dispose of any Property to an Affiliate; (c) merge into or consolidate with or purchase or acquire Property from an Affiliate; or (d) enter into any other transaction directly or indirectly with or for the benefit of an Affiliate (including, without limitation, Guarantees and assumptions of obligations of an Affiliate); provided that (x) any Affiliate who is an individual may serve as a director, officer or employee of the Company or any of its Subsidiaries and receive reasonable compensation for his or her services in such capacity and (y) the Company and its Subsidiaries may enter into transactions providing for the leasing of Property, the rendering or receipt of services or the purchase or sale of inventory and other Property in the ordinary course of business if the monetary or business consideration arising therefrom and the other terms thereof would be substantially as advantageous to the Company and its Subsidiaries as the monetary or business consideration and other terms that it would obtain in a comparable transaction with a Person not an Affiliate.

          9.19  Use of Proceeds.

          (a) The Company will use the proceeds of the Loans hereunder solely:

                 (i) in the case of the Tranche A Loans, to (x) finance the Acquisition and to pay costs and expenses incurred in connection therewith, and (y) repay principal of and interest on the promissory note of UIH Chile, Inc., dated June 26, 1997, to VTR S.A. in a principal amount equal to U.S.$7,770,251.00, and

                 (ii) in the case of Tranche B Loans, for working capital purposes and to finance Capital Expenditures in accordance with
          Section 9.10;

provided that neither the Administrative Agent nor any Lender shall have any responsibility as to the use of any of such proceeds.

          (b) The Company will use the proceeds of any Closing Date Debt, any Post-Closing Debt and the Post-Closing Financing solely to finance Capital Expenditures, for working capital purposes and, to the extent that the same would not result in an Event of Default under Section 10(e), to prepay Closing Date Debt.

          9.20 Minimum Telephony Revenue. The Company will not permit the aggregate amount of Telephony Revenue, as at any date set forth below, to be less than amounts set forth below opposite such date:

                      Date                                 Amount

                 June 30, 1999                       U.S.$  5,500,000
                 September 30, 1999                  U.S.$  9,600,000
                 December 31, 1999                   U.S.$11,600,000
                 March 31, 2000                      U.S.$12,900,000
                 June 30, 2000                       U.S.$15,900,000
                 September 30, 2000                  U.S.$18,700,000
                 December 31, 2000                   U.S.$21,100,000
                 March 31, 2001                      U.S.$23,800,000
                 June 30, 2001                       U.S.$26,100,000
                 September 30, 2001                  U.S.$28,000,000
                 December 31, 2001                   U.S.$29,700,000
                 March 31, 2002                      U.S.$32,100,000

          9.21  Certain Obligations in Respect of Subsidiaries.

          (a) Each of the Company and any other Obligor will take such action from time to time as shall be necessary to ensure that each of its Subsidiaries is a Wholly Owned Subsidiary (provided that (x) nothing in this Section 9.21(a) shall restrict the ability of the Company to consummate the Galaxy Disposition,
(y) 50% of the capital stock of Newcom is owned beneficially and of record by the Company and 50% of the capital stock of Newcom is owned beneficially and of record by UIH Chile, Inc. or the Company, and (z) up to 0.01% of the capital stock of any Subsidiary Guarantor may be held by UIH Chile, Inc.).

          (b) Each Obligor (other than the Company) will not, after the date of this Agreement, enter into any indenture, agreement, instrument or other arrangement that, directly or indirectly, prohibits or restrains, or has the effect of prohibiting or restraining, or imposes materially adverse conditions upon, the incurrence or payment of Indebtedness, the granting of Liens, the declaration or payment of dividends, the making of loans, advances or Investments or the sale, assignment, transfer or other disposition of Property.

          (c) Each of the Company and the other Obligors will take such action from time to time as shall be necessary to ensure that all Subsidiaries of the Company are Subsidiary Guarantors and, thereby, "Obligors" hereunder. Without limiting the generality of the foregoing, in the event that the Company or any other Obligor shall form or acquire any new Subsidiary, the Company or the respective Obligor will cause such new Subsidiary to become a "Subsidiary
Guarantor" (and, thereby, an "Obligor") hereunder pursuant to a written instrument in form and substance satisfactory to each Lender and the Administrative Agent, to become a party to each Security Document (and to do such things as may be necessary so that its Properties are subject to the Lien of the Security Documents and its capital stock is subject to the Lien of the Stock Pledge Agreement) and to deliver such proof of corporate action, incumbency of officers, opinions of counsel and other documents as is consistent with those delivered by each Obligor pursuant to Section 7.01 hereof upon the Closing Date or as any Lender or the Administrative Agent shall have requested.

          (d) Each of the Obligors will take such action from time to time as shall be necessary to ensure that all of the capital stock of each Obligor shall be subject to the Lien of the Stock Pledge Agreement. Without limiting the generality of the foregoing, in the event that any Person shall acquire any capital stock of the Company, the Company will cause such Person to become a party to the Stock Pledge Agreement (and it will thereupon become a "Stock Pledgor" hereunder) pursuant to a written instrument in form and substance satisfactory to the Administrative Agent and its Chilean counsel, and to deliver such proof of corporate action, incumbency of officers, opinions of counsel and other documents as is consistent with those delivered by each Stock Pledgor pursuant to Section 7.01 hereof upon the Closing Date or as the Administrative Agent and its Chilean counsel shall have requested.

          9.22 Insurance. The Company and the other Obligors agree that, subject to the Lenders' rights with respect to insurance proceeds during the continuance of any Default, they will use the proceeds of any policy of insurance covering tangible Property of the Obligors to repair or replace the property in respect of which such proceeds were received reasonably promptly (but in no event later than six months) after receipt of such proceeds.

          9.23  Post-Closing Collateral Matters.

          (a) Pole Lease Agreements -- The Company agrees that, on and at all times after the date four months after the Closing Date, it will:

                 (i) have caused there to be duly executed and delivered, duly notarized by a notary public in Chile, and duly consented to by the applicable lessors, Conditional Assignments covering leaseholds that represent pole rental agreements covering the services provided to at least 80% of the total number of Cable Subscribers; and

                 (ii) use commercially reasonable efforts to duly execute and deliver, have duly notarized by a notary public in Chile, and have consented to by the applicable lessors, Conditional Assignments covering the remaining 20% of the total number of Cable Subscribers.

Concurrently therewith, the Company shall furnish to the Lenders opinions of Chilean counsel, in form and substance satisfactory to the Administrative Agent, as to the perfection and priority of the Liens purported to be created thereby.

          (b) VTR Larga Distancia Lease Agreements -- The Company agrees that, on and at all times after the date four months after the Closing Date, it will have caused there to be duly executed and delivered, duly notarized by a notary public in Chile, and duly consented to by the applicable lessors, Conditional Assignments covering the VTR Larga Distancia Lease Agreements. Concurrently therewith, the Company shall furnish to the Lenders opinions of Chilean counsel, in form and substance satisfactory to the Administrative Agent, as to the perfection and priority of the Liens purported to be created thereby.

          (c) License and Concession Pledge Agreement -- The Company agrees that, on and at all times after the date three months after the Closing Date, it will have caused there to be duly executed and delivered, duly notarized by a notary public in Chile, and duly consented to by the applicable Persons, the License and Concession Pledge Agreements.

          (d) Official Publication of the Pledge Without Conveyance -- The Company shall furnish to the Administrative Agent, by no later than May 15, 1999, a copy of the publication in the Diario Oficial de la Republica de Chile of each Pledge Without Conveyance delivered to the Administrative Agent on or prior to May 15, 1999.

          (e) Real Property Mortgages -- With respect to each Real Property Mortgage, the Company shall (i) deliver the same to the applicable conservador de bienes raices in Chile by no later than 15 days after the Closing Date, and
(ii) furnish to the Administrative Agent, by no later than 30 days after the Closing Date, a certificate of each applicable conservador de bienes raices in Chile to the effect that the Liens created by such Real Property Mortgage have been duly registered in each public registry in Chile in which such registration is necessary to perfect the security interest purported to be granted by such mortgage. Concurrently therewith, the Company shall furnish to the Lenders opinions of Chilean counsel, in form and substance satisfactory to the Administrative Agent, as to the perfection and priority of the Liens purported to be created thereby.

          (f) Commercial Pledge Agreement -- The Company shall furnish to the Administrative Agent, by no later than 15 days after the Closing Date, a certificate of the departamento de propiedad industrial in Chile to the effect that the Liens created by the Commercial Pledge Agreement have been duly registered in each public registry in Chile in which such registration is necessary to perfect the security interest purported to be granted by such deed. Concurrently therewith, the Company shall furnish to the Lenders opinions of Chilean counsel, in form and substance satisfactory to the Administrative Agent, as to the perfection and priority of the Liens purported to be created thereby.

          (g) Insurance -- The Company shall furnish to the Administrative Agent, with respect to each policy of insurance covering tangible Property of the Obligors, (i) by no later than five Business Days after the Closing Date, the endorsement of such policies to the Administrative Agent for the benefit of the Lenders, and (ii) by no later than three Business Days after the Closing Date, the acknowledgment of each such insurer to such assignment (it being understood that, so long as no Default is continuing, the Obligors shall be entitled to use any proceeds of any such insurance to repair or replace the property in respect of which such proceeds were received, to the extent that such repair or replacement is effected reasonably promptly (but in no event later than six months) after receipt of such proceeds).

         (g) Further Assurances -- The Company agrees that from time to time, at the expense of the Company, the Company will, and will cause each of the other Obligors to, promptly execute and deliver all further instruments and documents, and take all further action, that may be reasonably necessary or desirable, or that the Administrative Agent may reasonably request, in order to perfect and protect the assignments, security interests and Liens granted or purported to be granted under the Basic Documents or to enable the Administrative Agent or any Lender to exercise and enforce its rights and remedies under this Agreement or any other Basic Document with respect to any Collateral. Without limiting the generality of the foregoing, the Company will, and will cause each of the other Obligors to

                 (i) execute and file such financing or continuation statements, or amendments thereto, and such other instruments or notices, as may be reasonably necessary or desirable, or as the Administrative Agent may reasonably request, in order to perfect and preserve the assignments, security interests and Liens granted or purported to be granted under the Basic Documents;

                 (ii) furnish to the Administrative Agent, from time to time at the Administrative Agent's request, statements and schedules further identifying and describing the Collateral and such other reports in connection with the Collateral as the Administrative Agent may reasonably request, all in reasonable detail; and

                 (iii) no later than ten days after the Closing Date, file any amendment to the authorization of the Central Bank of Chile referred to in Section 7.01(n) hereof that the Administrative Agent may request.

With respect to the foregoing and the grant of the security interest under the Basic Documents, the Company and each of the other Obligors hereby authorize the Administrative Agent to file one or more financing or continuation statements, and amendments thereto, relative to all or any part of the Collateral without the signature of the Company or any such Obligor where permitted by law.

          9.24 Post-Closing Acquisition/Merger Matters. The Company agrees that:

          (a) it shall, immediately after the making of the initial Loans hereunder, furnish to the Administrative Agent copies of all opinions, certificates and other writings delivered pursuant to the Purchase Agreement, in each case certified by a senior officer of the Company to be true and complete, together with, in the case of each such legal opinion delivered by counsel to UIH or Acquisition Co., a letter from the firm or individual delivering such opinion stating that the Administrative Agent and the Lenders may rely on such opinion as though such opinion was originally addressed;

          (b)  with  respect  to  the  public  deed   prepared  by  the  Company
transcribing the minutes of the shareholders' meeting for each of Acquisition Co. and Hipercable approving the Merger, and the abstracts thereof, it shall:

                 (i) immediately after the making of the initial Loans hereunder, and in any event no later than the Business Day after the Closing Date, deliver the same to the Registro de Comercio del Conservador de Bienes Raices de Santiago for filing,

                 (ii) furnish to the Administrative Agent, by no later than 15 days after the Closing Date, a certificate of the Registro de Comercio del Conservador de Bienes Raices de Santiago to the effect that the Merger has been duly registered;

                 (iii) furnish to the Administrative Agent, by no later than seven days after the Closing Date, a copy of the publication in the Diario Oficial de la Republica de Chile of the same.

         9.25 Assumption Agreement. Each of Acquisition Co. and Hipercable agrees that, immediately after the consummation of the Merger, Acquisition Co. and Hipercable shall enter into an agreement in which Hipercable expressly assumes the obligations of Acquisition Co. hereunder.

         Section 10. Events of Default. If one or more of the following events (herein called "Events of Default") shall occur and be continuing:

                 (a) The Company shall default in the payment when due (whether at stated maturity or at mandatory or optional prepayment) of any principal of, or interest on, any Loan or any other amount payable by it hereunder or under any other Basic Document; or

                 (b) Any Relevant Party shall default in the payment when due (beyond any applicable grace or cure period) of any principal of or interest on any of its other Indebtedness aggregating U.S.$5,000,000 (or the equivalent in other currencies) or more, or in the payment when due of any amount under any Hedge Agreement; or any event specified in any note, agreement, indenture or other document evidencing or relating to any such Indebtedness aggregating U.S.$5,000,000 (or the equivalent in other currencies) or more, or any event specified in any Hedge Agreement shall occur if the effect of such event is to cause, or (after the expiration of any applicable cure period) to permit the holder or holders of such Indebtedness (or a trustee or agent on behalf of such holder or holders) to cause, such Indebtedness to become due, or to be prepaid in full (whether by redemption, purchase, offer to purchase or otherwise), prior to its stated maturity (except to the extent that, in the case of any Indebtedness representing the purchase price of equipment where there is a dispute between an Obligor and the vendor of such equipment, the holder of such Indebtedness has been indefinitely stayed from exercising any right or remedy with respect to such Indebtedness) or, in the case of an Hedge Agreement, to permit the payments owing under such Hedge Agreement to be liquidated; or

                 (c) Any representation, warranty or certification made or deemed made herein or in any other Basic Document (or in any modification or supplement hereto or thereto) by any Relevant Party, or any certificate furnished to any Lender or the Administrative Agent pursuant to the provisions hereof or thereof, shall prove to have been false or misleading as of the time made or furnished in any material respect; or

                 (d) The Company or any other Obligor shall default in the performance of any of its obligations under any of Sections 9.01(e), 9.05, 9.06, 9.07, 9.08, 9.09, 9.10, 9.11, 9.12, 9.13, 9.14, 9.16,
          9.19,  9.20,  9.22,  9.23, 9.24 or 9.25 hereof;  or any Relevant Party shall default in the performance of any of its other obligations in this Agreement or any other Basic Document and such default shall continue unremedied for a period of fourteen or more days after notice thereof to the Company by the Administrative Agent or any Lender (through the Administrative Agent); or

                 (e) The Company shall declare or make any Dividend Payment or any payments in respect of any Subordinated Debt at any time, other than a prepayment of Closing Date Debt so long as (i) the aggregate amount of all such prepayments does not exceed the sum of (x) the aggregate amount of the Post-Closing Financing and the Post-Closing Contribution, minus (y) the Post-Closing Required Amount, (ii) additional Tranche B Loan Commitments in an aggregate amount at least equal to U.S.$50,000,000 have been provided pursuant to Section 2.03(b) hereof, and (iii) the Company shall have demonstrated to the satisfaction of the Required Lenders that, on a pro forma basis, after giving effect to the incurrence of such additional Post-Closing Financing and Post-Closing Contribution, the Company and each Obligor will be in compliance with all of its obligations under Section 9 and no Default will have occurred or be continuing; or

                 (f) Any Relevant Party shall admit in writing its inability to, or be generally unable to, pay its debts as such debts become due; or

                 (g) Any Relevant Party shall (i) apply for or consent to the appointment of, or the taking of possession by, a receiver, custodian, trustee, examiner or liquidator of itself or of all or a substantial part of its Property, (ii) make a general assignment for the benefit of its creditors, (iii) commence a voluntary case under any applicable law relating to bankruptcy or insolvency, (iv) file a petition seeking to take advantage of any other law relating to bankruptcy, insolvency, reorganization, liquidation, dissolution, arrangement or winding-up, or composition or readjustment of debts (except as expressly contemplated by and pursuant to Section 9.05 hereof), (v) fail to controvert in a timely and appropriate manner, or acquiesce in writing to, any petition filed against it in an involuntary case under any applicable law relating to bankruptcy or insolvency or (vi) take any corporate action for the purpose of effecting any of the foregoing; or

                 (h) A proceeding or case shall be commenced, without the application or consent of the affected Relevant Party, in any court of competent jurisdiction, seeking (i) its reorganization, liquidation, dissolution, arrangement or winding-up, or the composition or readjustment of its debts, (ii) the appointment of a receiver, custodian, trustee, examiner, liquidator or the like of such Relevant Party or of all or any substantial part of its Property, or (iii) similar relief in respect of such Relevant Party under any law relating to bankruptcy, insolvency, reorganization, winding-up, or composition or adjustment of debts, and such proceeding or case shall continue undismissed, or a court order, judgment or decree approving or ordering any of the foregoing shall be entered and continue unstayed and in effect, for a period of 60 or more days (each Lender agreeing to respond within ten Business Days to any request by the Company for an extension of this grace period (without any obligation on the part of any Lender to so consent)); or a court order for relief against any Relevant Party shall be entered in an involuntary case under any applicable law relating to bankruptcy or insolvency; or

                 (i) (i) A final judgment or judgments for the payment of money for which the amount is in excess of U.S.$5,000,000 (or the equivalent in other currencies), exclusive of judgment amounts fully covered by insurance, or the amount is in excess of U.S.$20,000,000 (or the equivalent in other currencies), regardless of insurance coverage, in the aggregate shall be rendered by one or more courts, administrative tribunals or other bodies having jurisdiction against any Relevant Party and the same shall not be discharged (or provision shall not be made for such discharge), vacated, bonded or a stay of execution thereof shall not be procured, within 30 days from the date of entry thereof and such Relevant Party shall not, within said period of 30 days, or such longer period during which execution of the same shall have been stayed, appeal therefrom and cause the execution thereof to be stayed during such appeal; or (ii) any non-monetary judgment or order shall be rendered against the Company or any of the other Obligors that could reasonably be expected to have a Material Adverse Effect, and there shall be any period of 15 consecutive days during which a stay of enforcement of such judgment or order, by reason of a pending appeal or otherwise, shall not be in effect; or

                 (j) any of the following:

                          (x) either (A) UIH shall cease to own beneficially and
                 control (either directly or indirectly) at least 51% of the issued and outstanding capital stock or other equity interests (or securities convertible into equity interests) in the Company having the right to vote, or at least 51% of all of the issued and outstanding capital stock or other equity interests (or securities convertible into equity interests) in the Company, or (B) UIH shall cease to have the power (whether by ownership of capital stock, contract or otherwise) to control the management or policies of the Company,

                          (y) any Person or two or more Persons acting in concert shall have entered into a contract or arrangement that, upon consummation, will result in one or more of the events described in clause (x) above, or

                          (z) any of the shares of capital stock or other equity
                 interests (or securities convertible into equity interests) of the Company held by UIH shall be subject to any Lien (other than Liens created in favor of the Lenders under the Basic Documents); or

                 (k) The Liens created by the Security Documents shall at any time not constitute a valid and perfected Lien on the Property intended to be covered thereby (other than any immaterial items of Property) in favor of the Administrative Agent, free and clear of all other Liens (other than Liens permitted under Section 9.06 hereof), or, the Administrative Agent shall cease to have a valid and perfected first priority Lien on 100% of the issued and outstanding capital stock of, or other equity interests in, any Obligor, or, except for expiration in accordance with its terms, any of the Basic Documents shall for whatever reason be terminated or cease to be in full force and effect, or the enforceability thereof shall be contested by any Relevant Party; or

                 (l) Any license, consent, authorization, registration or approval at any time necessary to enable any Relevant Party to comply with any of its obligations under this Agreement or any other Basic Document shall be revoked, withdrawn or withheld or shall be modified or amended, which revocation, withdrawal, withholding, modification or amendment could reasonably be expected to have a Material Adverse Effect; or

                 (m) Any governmental authority shall take any action to condemn, seize, nationalize or appropriate any substantial portion of the Property of the Obligors (either with or without payment of compensation) or shall take any action which materially adversely affects any Relevant Party's ability to perform its obligations under this Agreement or any of the other Basic Documents; or the Company or any Subsidiary Guarantor shall be prevented from exercising normal control over all or a substantial part of its Property; or

                 (n) Chile or any competent authority thereof shall declare a moratorium on the payment of Indebtedness by Chile or any governmental agency or authority thereof or corporations therein, or Chile shall cease to be a member in good standing of the International Monetary Fund or shall cease to be eligible to utilize the resources of the International Monetary Fund under the Articles of Agreement thereof, or the international monetary reserves of Chile shall become subject to any Lien; or

                 (o) Any event, circumstance or condition shall have occurred that has had a Material Adverse Effect; or

                 (p) An additional U.S.$50,000,000 in Tranche B Loan Commitments shall not have been provided pursuant to Section 2.03(b) hereof on or prior to August 29, 1999;

THEREUPON: (1) in the case of any Event of Default other than one referred to in clause (g) or (h) of this Section 10, the Administrative Agent may, and, if so requested by the Majority Lenders, shall, by notice to the Company, terminate the Commitments and/or declare the principal amount then outstanding of, and the accrued interest on, the Loans and all other amounts payable by the Obligors hereunder and under the Notes (including, without limitation, any amounts payable under Section 5.05 hereof) to be forthwith due and payable, whereupon such amounts shall be immediately due and payable without presentment, demand, protest or other formalities of any kind, all of which are hereby expressly waived by each Obligor; and (2) in the case of the occurrence of an Event of Default referred to in clause (g) or (h) of this Section 10, the Commitments shall be automatically be terminated and the principal amount then outstanding of, and the accrued interest on, the Loans and all other amounts payable by the Obligors hereunder and under the Notes (including, without limitation, any amounts payable under Section 5.05 hereof) shall automatically become immediately due and payable without presentment, demand, protest or other formalities of any kind, all of which are hereby expressly waived by each Obligor.

          Section 11.  The Administrative Agent.

         11.01 Appointment, Powers and Immunities. Each Lender hereby irrevocably appoints and authorizes the Administrative Agent to act as its agent hereunder and under the other Basic Documents with such powers as are specifically delegated to the Administrative Agent by the terms of this Agreement and of the other Basic Documents, together with such other powers as are reasonably incidental thereto. The Administrative Agent (which term as used in this sentence and in Section 11.05 and the first sentence of Section 11.06 hereof shall include reference to its affiliates and its own and its affiliates' officers, directors, employees and agents): (a) shall have no duties or responsibilities except those expressly set forth in this Agreement and in the other Basic Documents, and shall not by reason of this Agreement or any other Basic Document be a trustee for any Lender; (b) shall not be responsible to the Lenders for any recitals, statements, representations or warranties contained in this Agreement or in any other Basic Document, or in any certificate or other document referred to or provided for in, or received by any of them under, this Agreement or any other Basic Document, or for the value, validity, effectiveness, genuineness, enforceability or sufficiency of this Agreement, any Note or any other Basic Document or any other document referred to or provided for herein or therein or for any failure by the Company or any other Person to perform any of its obligations hereunder or thereunder; (c) shall not be required to initiate or conduct any litigation or collection proceedings hereunder or under any other Basic Document; and (d) shall not be responsible for any action taken or omitted to be taken by it hereunder or under any other Basic Document or under any other document or instrument referred to or provided for herein or therein or in connection herewith or therewith, except for its own gross negligence or willful misconduct. The Administrative Agent may employ agents and attorneys-in-fact and shall not be responsible for the negligence or misconduct of any such agents or attorneys-in-fact selected by it in good faith. The Administrative Agent may deem and treat the payee of any Note as the holder thereof for all purposes hereof unless and until a notice of the assignment or transfer thereof shall have been filed with the Administrative Agent.

          11.02 Reliance by Administrative Agent. The Administrative Agent shall be entitled to rely upon any certification, notice or other communication (including, without limitation, any thereof by telephone, facsimile, telex, telegram or cable) believed by it to be genuine and correct and to have been signed or sent by or on behalf of the proper Person or Persons, and upon advice and statements of legal counsel, independent accountants and other experts selected by the Administrative Agent. As to any matters not expressly provided for by this Agreement or any other Basic Document, the Administrative Agent shall in all cases be fully protected in acting, or in refraining from acting, hereunder or thereunder in accordance with instructions given by the Majority Lenders or, if provided herein, in accordance with the instructions given by all of the Lenders and such instructions of such Lenders and any action taken or failure to act pursuant thereto shall be binding on all of the Lenders.

          11.03 Defaults. The Administrative Agent shall not be deemed to have knowledge or notice of the occurrence of a Default unless the Administrative Agent has received notice from a Lender or the Company specifying such Default and stating that such notice is a "Notice of Default". In the event that the Administrative Agent receives such a notice of the occurrence of a Default, the Administrative Agent shall give prompt notice thereof to the Lenders. The Administrative Agent shall (subject to Section 11.07 hereof) take such action with respect to such Default as shall be directed by the Majority Lenders provided that, unless and until the Administrative Agent shall have received such directions, the Administrative Agent may (but shall not be obligated to) take such action, or refrain from taking such action, with respect to such Default as it shall deem advisable in the best interest of the Lenders except to the extent that this Agreement expressly requires that such action be taken, or not be taken, only with the consent or upon the authorization of the Majority Lenders or all of the Lenders.

         11.04 Rights as a Lender. With respect to any Commitment of or Loan made by The Toronto-Dominion Bank or any of its affiliates, The Toronto-Dominion Bank or such affiliate (as the case may be) shall have the same rights and powers hereunder as any other Lender and may exercise the same as though TD were not acting as the Administrative Agent, and the term "Lender" or "Lenders" shall, unless the context otherwise indicates, include The Toronto-Dominion Bank. The Toronto-Dominion Bank or such affiliates, as the case may be, may (without having to account therefor to any Lender) accept deposits from, lend money to, make investments in and generally engage in any kind of banking or other business with the Obligors (and any of their Subsidiaries or Affiliates) as if TD were not acting as the Administrative Agent, and The Toronto-Dominion Bank and its affiliates may accept fees and other consideration from the Obligors for services in connection with this Agreement or otherwise without having to account for the same to the Lenders.

          11.05 Indemnification. The Lenders agree to indemnify the Administrative Agent (to the extent not reimbursed under Section 12.03 hereof, but without limiting the obligations of the Company under said Section 12.03) ratably in accordance with the aggregate principal amount of the Loans held by the Lenders (or, if no Loans are at the time outstanding, ratably in accordance with their respective Commitments), for any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind and nature whatsoever that may be imposed on, incurred by or asserted against the Administrative Agent (including by any Lender) arising out of or by reason of any investigation in or in any way relating to or arising out of this Agreement or any other Basic Document or any other documents contemplated by or referred to herein or therein or the transactions contemplated hereby or thereby (including, without limitation, the costs and expenses that the Company is obligated to pay under Section 12.03 hereof but excluding, unless a Default has occurred and is continuing, normal administrative costs and expenses incident to the performance of its agency duties hereunder) or the enforcement of any of the terms hereof or thereof or of any such other documents, provided that no Lender shall be liable for any of the foregoing to the extent they arise from the gross negligence or willful misconduct of the party to be indemnified.

          11.06 Non-Reliance on Administrative Agent and Other Lenders. Each Lender agrees that it has, independently and without reliance on the
Administrative Agent or any other Lender, and based on such documents and information as it has deemed appropriate, made its own credit analysis of the Company and its Subsidiaries and decision to enter into this Agreement and that it will, independently and without reliance upon the Administrative Agent or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own analysis and decisions in taking or not taking action under this Agreement or under any other Basic Document. The Administrative Agent shall not be required to keep itself informed as to the performance or observance by any Obligor of this Agreement or any of the other Basic Documents or any other document referred to or provided for herein or therein or to inspect the Properties or books of the Company or any of its Subsidiaries. Except for notices, reports and other documents and
information   expressly   required  to  be  furnished  to  the  Lenders  by  the
Administrative Agent hereunder or under the Security Documents, the Administrative Agent shall not have any duty or responsibility to provide any Lender with any credit or other information concerning the affairs, financial condition or business of the Company or any of its Subsidiaries (or any of their affiliates) that may come into the possession of the Administrative Agent or any of its affiliates.

          11.07 Failure to Act. Except for action expressly required of the Administrative Agent hereunder and under the other Basic Documents, the Administrative Agent shall in all cases be fully justified in failing or refusing to act hereunder and thereunder unless it shall receive further assurances to its satisfaction from the Lenders of their indemnification obligations under Section 11.05 hereof against any and all liability and expense that may be incurred by it by reason of taking or continuing to take any such action.

         11.08 Resignation or Removal of Administrative Agent. Subject to the appointment and acceptance of a successor Administrative Agent as provided below, the Administrative Agent may resign at any time by giving notice thereof to the Lenders and the Company, and the Administrative Agent may be removed at any time with or without cause by the Majority Lenders. Upon any such resignation or removal, the Majority Lenders shall have the right to appoint a successor Administrative Agent. If no successor Administrative Agent shall have been so appointed by the Majority Lenders and shall have accepted such appointment within 30 days after the retiring Administrative Agent's giving of notice of resignation or the Majority Lenders' removal of the retiring Administrative Agent, then the retiring Administrative Agent may, on behalf of the Lenders, appoint a successor Administrative Agent, that shall be a financial institution that has an office in New York, New York. Upon the acceptance of any appointment as Administrative Agent hereunder by a successor Administrative Agent, such successor Administrative Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring Administrative Agent, and the retiring Administrative Agent shall be discharged from its duties and obligations hereunder. After any retiring Administrative Agent's resignation or removal hereunder as Administrative Agent, the provisions of this Section 11 shall continue in effect for its benefit in respect of any actions taken or omitted to be taken by it while it was acting as the Administrative Agent.

          11.09 Consents under Other Basic Documents. Except as otherwise provided in Section 12.05 hereof with respect to this Agreement, the Administrative Agent may, with the prior consent of the Majority Lenders (but not otherwise), consent to any modification, supplement or waiver under any of the Basic Documents, provided that, without the prior consent of each Lender, the Administrative Agent shall not (except as provided herein or in the Security Documents) release any collateral or otherwise terminate any Lien under any Basic Document providing for collateral security, or agree to additional obligations being secured by such collateral security.

          Section 12.  Miscellaneous.

          12.01 Waiver. No failure on the part of the Administrative Agent or any Lender to exercise and no delay in exercising, and no course of dealing with respect to, any right, power or privilege under this Agreement or any Note shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or privilege under this Agreement or any Note preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The remedies provided herein are cumulative and not exclusive of any remedies provided by law.

          12.02 Notices. All notices, requests and other communications provided for herein and under the Security Documents (including, without limitation, any modifications of, or waivers, requests or consents under, this Agreement) shall be given or made in writing (including, without limitation, by facsimile) delivered to the intended recipient at the "Address for Notices" specified below its name on the signature pages hereof (below the name of the Company, in the case of any Subsidiary Guarantor); or, as to any party, at such other address as shall be designated by such party in a notice to each other party. Except as otherwise provided in this Agreement, all such communications shall be deemed to have been duly given when transmitted by facsimile or personally delivered or, in the case of a mailed notice, upon receipt, in each case given or addressed as aforesaid.

          12.03 Expenses. The Company agrees to pay or reimburse each of the Lenders and the Administrative Agent for:

                 (a) all reasonable out-of-pocket costs and expenses of the Administrative Agent (including, without limitation, the reasonable fees and expenses of Mayer, Brown & Platt, special New York counsel to the Administrative Agent, and Philippi, Yrarrazaval, Pulido y Brunner, special Chilean counsel to the Administrative Agent) in connection with (i) the negotiation, preparation, execution and delivery of this Agreement and the other Basic Documents and the making of the Loans hereunder and (ii) the negotiation or preparation of any modification, supplement or waiver of any of the terms of this Agreement or any of the other Basic Documents (whether or not consummated).

                 (b) all reasonable out-of-pocket costs and expenses of each of the Lenders and the Administrative Agent (including, without limitation, the reasonable fees and expenses of legal counsel) in connection with (i) any Default and any enforcement or collection proceedings resulting therefrom, including, without limitation, all manner of participation in or other involvement with (x) bankruptcy, insolvency, receivership, foreclosure, winding up or liquidation proceedings, (y) judicial or regulatory proceedings and (z) workout, restructuring or other negotiations or proceedings (whether or not the workout, restructuring or transaction contemplated thereby is consummated) and (ii) the enforcement of this Section 12.03; and

                 (c) all transfer, stamp, documentary or other similar taxes, assessments or charges levied by any governmental or revenue authority in respect of this Agreement or any of the other Basic Documents or any other document referred to herein or therein and all costs, expenses, taxes, assessments and other charges incurred in connection with any filing, registration, recording or perfection of any security interest contemplated by any Basic Document or any other document referred to therein.

          12.04 Indemnification. The Company hereby agrees to indemnify the Administrative Agent and each Lender and their respective affiliates, directors, officers, employees, attorneys and agents from, and hold each of them harmless against, any and all losses, liabilities, claims, damages or expenses incurred by any of them (including, without limitation, any and all losses, liabilities, claims, damages or expenses incurred by the Administrative Agent to any Lender, whether or not the Administrative Agent or any Lender is a party thereto) arising out of or by reason of any investigation or litigation or other proceedings (including any threatened investigation or litigation or other proceedings) relating to the Loans hereunder, any actual or proposed use by the Company or any of its Subsidiaries of the proceeds of any of the Loans hereunder or any Environmental Laws or any Environmental Claim, including, without limitation, the reasonable fees and disbursements of counsel incurred in connection with any such investigation or litigation or other proceedings (but excluding any such losses, liabilities, claims, damages or expenses incurred by reason of the gross negligence or willful misconduct of the Person to be indemnified).

          12.05 Amendments, Etc. Except as otherwise expressly provided in this Agreement, any provision of this Agreement may be modified or supplemented only by an instrument in writing signed by the Company and the Majority Lenders, or by the Company and the Administrative Agent acting with the consent of the Majority Lenders, and any provision of this Agreement may be waived by the Majority Lenders or by the Administrative Agent acting with the consent of the Majority Lenders; provided that:

                 (a) no modification, supplement or waiver shall, unless by an instrument signed by all of the Lenders or by the Administrative Agent acting with the consent of all of the Lenders: (i) increase (except as provided in Section 2.03(b) hereof), or extend the term of any of the Commitments, or extend the time or waive any requirement for the reduction or termination of any of the Commitments, (ii) extend the date fixed for the payment of principal of or interest on any Loan or any fee hereunder, (iii) reduce the amount of any such payment of principal, (iv) reduce the rate at which interest is payable thereon or any fee is payable hereunder, (v) alter the rights or obligations of the Company to prepay Loans, (vi) alter the terms of Section 4.02 or this Section 12.05, (vii) modify the definition of the term "Majority Lenders" or the term "Required Lenders", or modify in any other manner the number or percentage of the Lenders required to make any determinations or waive any rights hereunder or to modify any provision hereof (including the requirement set forth in Section 11.09 hereof), (viii) waive any of the conditions precedent set forth in
          Section 7.01 hereof or set forth in Section 7.02 hereof (insofar as such conditions in Section 7.02 are required to be met in connection with the initial borrowing hereunder), or (ix) release any Subsidiary Guarantor from its obligations under Section 6 hereof;

                 (b) any modification or supplement of Section 11 hereof shall require the consent of the Administrative Agent; and

                 (c) any modification or supplement of Section 6 hereof shall require the consent of each Subsidiary Guarantor.

          12.06 Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns.

          12.07  Assignments and Participations.

                 (a) No Obligor may assign any of its rights or obligations hereunder or under the Notes without the prior consent of all of the Lenders, the Administrative Agent and the Central Bank of Chile.

                 (b) Each Lender may assign any of its Loans, its Notes, and its Commitments to any Eligible Assignee; provided that (i) any such partial assignment shall be in an amount at least equal to
          U.S.$3,000,000 (or, with respect to assignments among Lenders, U.S.$1,000,000); (ii) each such assignee Lender shall be a bank or registered as a financial institution with the Central Bank of Chile;

         (iii) each such assignment by a Lender of its Loan shall have the prior authorization of the Central Bank of Chile; (iv) each such partial assignment by a Lender of any of its Loans, Notes or Commitments of any Tranche shall be made in such manner so that the same portion of its Loans, Notes and Commitment of such Tranche are assigned to the respective assignee; and (v) each such assignment by a Lender of any of its Loans, Notes or Commitments of any Tranche shall be made in such manner so that the same portion of its Loans, Notes and Commitment of the other Tranche are assigned to the respective assignee. Upon execution and delivery by the assignee to the Company and the Administrative Agent of an instrument in writing pursuant to which such assignee agrees to become a "Lender" hereunder (if not already a Lender) having the Commitment and Loan specified in such instrument, and the assignee shall have, to the extent of such assignment (unless otherwise provided in such assignment with the consent of the Company and the Administrative Agent, such consents not to be unreasonably withheld or delayed), the obligations, rights and benefits of a Lender hereunder holding the Commitment and Loan (or portions thereof) assigned to it (in addition to the Commitment and Loan, if any, theretofore held by such assignee) and the assigning Lender shall, to the extent of such assignment, be released from the Commitment (or portion thereof) so assigned, but shall be entitled to indemnification and other rights under this Agreement and the other Basic Documents with respect to the period prior to the date of such assignment. Upon each such assignment the assigning Lender shall pay the Administrative Agent an assignment fee of U.S.$3,500. The Company agrees to use its best efforts to cause any assignment proposed to be made pursuant to this Section 12.07(b) to be authorized by the Central Bank of Chile.

                  (c) A Lender may sell or agree to sell to one or more other Persons a participation in all or any part of any Loan held by it, or in any of its Commitments, in which event each purchaser of a participation (a "Participant") shall be entitled to the rights and benefits of the provisions of Section 9.03(f) hereof with respect to its participation in such Loan and Commitment as if (and the Company shall be directly obligated to such Participant under such provisions as if) such Participant were a "Lender" for purposes of said Section, but, except as otherwise provided in Section 4.07(c) hereof with respect to participations purchased pursuant to Section 4.07 (b) hereof, shall not have any other rights or benefits under this Agreement or any Note or any other Basic Document (the Participant's rights against such Lender in respect of such participation to be those set forth in the agreements executed by such Lender in favor of the Participant). All amounts payable by the Company to any Lender under
         Section 5 hereof in respect of any Loan held by it, and its Commitments, shall be determined as if such Lender had not sold or agreed to sell any participations in such Loan and Commitments, and as if such Lender were funding each of such Loan and Commitments in the same way that it is funding the portion of such Loan and Commitments in which no participations have been sold. In no event shall a Lender that sells a participation agree with the Participant to take or refrain from taking any action hereunder or under any other Basic Document except that such Lender may agree with the Participant that it will not, without the consent of the Participant, agree to (i) increase or extend the term, or extend the time or waive any requirement for the reduction or termination, of such Lender's Commitment, (ii) extend the date fixed for the payment of principal of or interest on the Loan or any portion of any fee hereunder payable to the Participant, (iii) reduce the amount of any such payment of principal, (iv) reduce the rate at which interest is payable thereon, or any fee hereunder payable to the Participant, to a level below the rate at which the Participant is entitled to receive such interest or fee, (v) alter the rights or obligations of the Company to prepay the Loans or (vi) consent to any modification, supplement or waiver hereof or of any of the other Basic Documents to the extent that the same, under Section 11.09 or 12.05 hereof, requires the consent of each Lender.

                  (d) In addition to the assignments and participations permitted under the foregoing provisions of this Section 12.07, any Lender may (without notice to the Company, the Administrative Agent or any other Lender and without payment of any fee) (i) assign and pledge all or any portion of its Loan and its Note to any Federal Reserve Bank as collateral security pursuant to Regulation A and any Operating Circular issued by such Federal Reserve Bank, and (ii) assign all or any portion of its rights under this Agreement and its Loan and its Note to an affiliate, so long as such assignee is a bank or registered as a financial institution with the Central Bank of Chile. No such assignment shall release the assigning Lender from its obligations hereunder, provided that each such assignment by a Lender of its loan shall have the prior authorization of the Central Bank of Chile.

                 (e) A Lender may furnish any information concerning the Company or any of its Subsidiaries in the possession of such Lender from time to time to assignees and participants (including prospective assignees and participants), provided that such assignee or participant shall have agreed, pursuant to its customary confidentiality agreement, to keep such information confidential.

                 (f) Anything in this Section 12.07 to the contrary notwithstanding, no Lender may assign or participate any interest in any Loan held by it hereunder to the Company or any of its Affiliates or Subsidiaries without the prior consent of each Lender.

          12.08 Survival. The obligations of the Company under Sections 5.01, 5.04, 5.05, 12.03 and 12.04 hereof, the obligations of each Subsidiary Guarantor under Sections 6.03 and 6.04 hereof, the obligations of the Lenders under
Section 11.05 hereof, and the provisions of Sections 12.11, 12.12, 12.13, 12.14 and 12.15 shall survive the repayment of the Loans and the termination of the Commitments. In addition, each representation and warranty made, or deemed to be made by a notice of any Loan, herein or pursuant hereto shall survive the making of such representation and warranty, and no Lender shall be deemed to have waived, by reason of making any Loan, any Default that may arise by reason of such representation or warranty proving to have been false or misleading, notwithstanding that such Lender or the Administrative Agent may have had notice or knowledge or reason to believe that such representation or warranty was false or misleading at the time such Loan was made.

          12.09 Captions; Integration. The table of contents and captions and section headings appearing herein are included solely for convenience of reference and are not intended to affect the interpretation of any provision of this Agreement. This Agreement, the Notes and the other Basic Documents constitute the entire understanding among the parties hereto with respect to the subject matter hereof and supersede any agreements, written or oral, with respect thereto, entered into prior to the date of this Agreement.

          12.10 Counterparts. This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument and any of the parties hereto may execute this Agreement by signing any such counterpart.

         12.11 Judgment Currency. This is an international loan transaction in which the specification of Dollars and payment in New York City is of the essence, and the obligations of the Obligors under this Agreement to make payment to (or for the account of) a Lender in Dollars shall not be discharged or satisfied by any tender or recovery pursuant to any judgment expressed in or converted into any other currency or in another place except to the extent that such tender or recovery results in the effective receipt by such Lender in New York City of the full amount of Dollars payable to such Lender under this Agreement. If for the purpose of obtaining judgment in any court it is necessary to convert a sum due hereunder in Dollars into another currency (in this Section
12.11 called the "judgment currency"), the rate of exchange that shall be applied shall be that at which in accordance with normal banking procedures the Administrative Agent could purchase such Dollars at its New York City office with the judgment currency on the Business Day next preceding the day on which such judgment is rendered. The obligation of the Obligors in respect of any such sum due from it to the Administrative Agent or any Lender hereunder or under any Basic Document (in this Section 12.11 called an "Entitled Person") shall, notwithstanding the rate of exchange actually applied in rendering such judgment, be discharged only to the extent that on the Business Day following receipt by such Entitled Person of any sum adjudged to be due hereunder in the judgment currency such Entitled Person may in accordance with normal banking procedures purchase and transfer Dollars to New York City with the amount of the judgment currency so adjudged to be due; and each of the Obligors hereby, as a separate obligation and notwithstanding any such judgment, agrees to indemnify such Entitled Person against, and to pay such Entitled Person on demand, in Dollars, the amount (if any) by which the sum originally due to such Entitled Person in Dollars hereunder exceeds the amount of the Dollars so purchased and transferred.

                                      -58

          12.12 Governing Law. This Agreement shall be governed by, and construed in accordance with, the law of the State of New York, United States of America.

          12.13  Jurisdiction; Service of Process; Venue.

          (a) Each Obligor hereby agrees that any suit, action or proceeding with respect to this Agreement, any Note, any other Basic Document (other than the Security Documents) or any judgment entered by any court in respect of any thereof may be brought in the Supreme Court of the State of New York, County of New York or in the United States District Court for the Southern District of New York, as the party commencing such suit, action or proceeding may elect in its sole discretion; and each Obligor hereby irrevocably and unconditionally submits to the jurisdiction of such courts for the purpose of any suit, action, proceeding or judgment. Each Obligor hereby further irrevocably and unconditionally submits, for the purpose of any such suit, action, proceedings or judgment brought against it (including any suit, action, proceedings or judgement relating to any of the Security Documents), to any ordinary court of justice of the City and Comuna of Santiago, Chile. Each Obligor agrees that final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by law suit on the judgment or in any other manner permitted by law.

          (b) Each Obligor hereby agrees that service of all writs, process and summonses in any such suit, action or proceeding brought in the State of New York may be made upon CT Corporation, presently located at 1633 Broadway, New York, New York 10019, U.S.A. (the "Process Agent"), and each Obligor hereby confirms and agrees that the Process Agent has been duly and irrevocably appointed as its agent and true and lawful attorney-in-fact in its name, place and stead to accept such service of any and all such writs, process and summonses, and agrees that the failure of the Process Agent to give any notice of any such service of process to such Obligor shall not impair or affect the validity of such service or of any judgment based thereon. Each Obligor hereby further irrevocably consents to the service of process in any suit, action or proceeding in said courts by the mailing thereof by the Administrative Agent or any Lender by registered or certified mail, postage prepaid, at its address set forth beneath its signature hereto.

          (c) Nothing herein shall in any way be deemed to limit the ability of the Administrative Agent or any Lender to serve any such writs, process or summonses in any other manner permitted by applicable law or to obtain jurisdiction over any Obligor in such other jurisdictions, and in such manner, as may be permitted by applicable law.

          (d) Each Obligor hereby irrevocably waives any objection that it may now or hereafter have to the laying of the venue of any suit, action or proceeding arising out of or relating to this Agreement, the Notes or any other Basic Document brought in the Supreme Court of the State of New York, County of New York or in the United States District Court for the Southern District of New York, and hereby further irrevocably waives any claim that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum.

          (e) Each Obligor irrevocably waives, to the fullest extent permitted by applicable law, any claim that any action or proceeding commenced by the Administrative Agent or any Lender relating in any way to this Agreement should be dismissed or stayed by reason, or pending the resolution, of any action or proceeding commenced by any Obligor relating in any way to this Agreement whether or not commenced earlier. To the fullest extent permitted by applicable law, the Obligors shall take all measures necessary for any such action or proceeding commenced by the Administrative Agent or any Lender to proceed to judgment prior to the entry of judgment in any such action or proceeding commenced by any Obligor.

          12.14 No Immunity. To the extent that any Obligor may be or become entitled, in any jurisdiction in which judicial proceedings may at any time be commenced with respect to this Agreement or any other Basic Document, to claim for itself or its Property any immunity from set-off, suit, court jurisdiction, attachment prior to judgment, attachment in aid of execution of a judgment, execution of a judgment or from any other legal process or remedy relating to its obligations under this Agreement or any other Basic Document, and to the extent that in any such jurisdiction there may be attributed such an immunity (whether or not claimed), each of the Obligors hereby irrevocably agrees not to claim and hereby irrevocably waives such immunity to the fullest extent permitted by the laws of such jurisdiction and agrees that the foregoing waiver shall have the fullest extent permitted under the Foreign Sovereign Immunities Act of 1976 of the United States of America and is intended to be irrevocable for purposes of such Act.

          12.15 Waiver of Jury Trial. EACH OF THE OBLIGORS, THE ADMINISTRATIVE AGENT AND THE LENDERS HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

          12.16 Use of English Language. This Agreement has been negotiated and executed in the English language. All certificates, reports, notices and other documents and communications given or delivered pursuant to this Agreement shall be in the English language, or accompanied by a certified English translation thereof. Except in the case of laws of, or official communications of, Chile, in the case of any document originally issued in a language other than English, the English language version of any such document shall for purposes of this Agreement, and absent manifest error, control the meaning of the matters set forth therein.

          12.17 Confidentiality. Each Lender and the Administrative Agent agrees (on behalf of itself and each of its affiliates, directors, officers, employees and representatives) to use reasonable precautions to keep confidential, in accordance with their customary procedures for handling confidential information of the same nature and in accordance with safe and sound banking practices, any non-public information supplied to it by the Company pursuant to this Agreement that is identified by the Company in writing as being confidential at the time the same is delivered to the Lenders or the Administrative Agent (including, without limitation, the information included in Schedules I, II, III and IV hereto), provided that nothing herein shall limit the disclosure of any such information (i) to the extent required by statute, rule, regulation or judicial process, (ii) to counsel for any of the Lenders or the Administrative Agent,
(iii) to bank examiners, auditors or accountants, (iv) to the Administrative Agent or any other Lender, (v) in connection with any litigation to which any one or more of the Lenders or the Administrative Agent is a party, (vi) to any assignee or participant (or prospective assignee or participant) so long as such assignee or participant (or prospective assignee or participant) first executes and delivers to the respective Lender a written confidentiality agreement or
(vii) that has become generally available to the public, other than by a breach of this Section 12.17 by the Administrative Agent or such Lender, as the case may be, or that the Administrative Agent or such Lender, as the case may be, has received from a Person not party to this Agreement where the Administrative Agent or such Lender, as the case may be, is not aware of such Person being under an obligation to keep such information confidential.

          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered as of the day and year first above written.


                                   UIH CHILE HOLDING S.A.


                                   By:  /S/ Blas Tomic
                                      ------------------------------------------
                                      Title: President


                                   Address for Notices:




                                   Attention:

                                   Facsimile No.:

                                   Telephone No.:

                                   SUBSIDIARY GUARANTORS


                                   VTR HIPERCABLE S.A.


                                   By:  /S/ Blas Tomic
                                      ------------------------------------------
                                      Title: President


                                   VTR CABLE EXPRESS S.A.


                                   By:  /S/ Blas Tomic
                                      ------------------------------------------
                                      Title: President


                                   VTR NET S.A.


                                   By:  /S/ Blas Tomic
                                      ------------------------------------------
                                      Title: President


                                   VTR CABLE EXPRESS (CHILE) S.A.


                                   By:  /S/ Blas Tomic
                                      ------------------------------------------
                                      Title: President

                                   VTR GALAXY CHILE S.A.


                                   By:  /S/ Blas Tomic
                                      ------------------------------------------
                                      Title: President


                                   RED DE TELEVISION Y SERVICIOS POR
                                   CABLE S.A.


                                   By:  /S/ Blas Tomic
                                      ------------------------------------------
                                      Title: President


                                   CABLEVISION S.A.


                                   By:  /S/ Blas Tomic
                                      ------------------------------------------
                                      Title: President

                                   VTR TELEFONICA S.A.


                                   By:  /S/ Blas Tomic
                                      ------------------------------------------
                                      Title: President


                                   NEWCOM S.A.


                                   By:  /S/ Blas Tomic
                                      ------------------------------------------
                                      Title: President

                                   LENDERS

Tranche A Loan Commitment:         THE TORONTO-DOMINION BANK

U.S.$28,823,529.41

Tranche B Loan Commitment:         By:  /S/ Jeffrey R. Lents
                                      ------------------------------------------
U.S.$6,176,470.59                  Title:  Manager Cr. Admin.

Total Commitment                   Lending Office:

U.S.$35,000,000                    909 Fannin Street, Suite 1700
                                   Houston, Texas 77010

                                   Address for Notices:

                                   909 Fannin Street, Suite 1700
                                   Houston, Texas 77010

                                   Attention: Jano Mott

                                   Facsimile No.: (713) 951-9921

                                   Telephone No.: (713) 653-8241

Tranche A Loan Commitment:         CITIBANK, N.A.

U.S.$28,823,529.41

Tranche B Loan Commitment:         By: /S/ Russell Jones
                                      ------------------------------------------
U.S.$6,176,470.59                  Title:  Managing Director

Total Commitment                   Lending Office:

U.S.$35,000,000                    399 Park Avenue
                                   New York, New York 10043

                                   Address for Notices:

                                   399 Park Avenue
                                   New York, New York 10043

                                   Attention:

                                   Facsimile No.:

                                   Telephone No.:

Tranche A Loan Commitment:         BANKBOSTON N.A., NASSAU BRANCH

U.S.$28,823,529.41

Tranche B Loan Commitment:         By:  /S/ Paulina Valdes
                                      ------------------------------------------
U.S.$6,176,470.59                  Title: Authorized Officer

Total Commitment                   Lending Office:

U.S.$35,000,000                    BankBoston, N.A., Nassau Branch
                                   Rustcraft Road 100
                                   Denham, Massachusetts 02026

                                   Address for Notices:

                                   BankBoston, N.A., Nassau Branch
                                   Rustcraft Road 100
                                   Denham, Massachusetts 02026

                                   Attention: Andres Sanchez

                                   Facsimile No.: (781) 467-2094

                                   Telephone No.: (781) 467-2087

                                   With a copy to:

                                   BankBoston, N.A.
                                   Moneda 799, Piso 3
                                   Santiago
                                   CHILE

                                   Attention: Derek C. Sassoon

                                   Facsimile No.: (56-2) 686-0758

                                   Telephone No.: (56-2) 686-0327

Tranche A Loan Commitment:         THE CHASE MANHATTAN BANK

U.S.$28,823,529.41

Tranche B Loan Commitment:         By:  /S/ Debra Papson
                                      ------------------------------------------
U.S.$6,176,470.59                  Title: Vice President

Total Commitment                   Lending Office:

U.S.$35,000,000                    270 Park Avenue
                                   New York, New York 10017

                                   Address for Notices:

                                   270 Park Avenue
                                   New York, New York 10017

                                   Attention:

                                   Facsimile No.:

                                   Telephone No.:

Tranche A Loan Commitment:         CREDIT LYONNAIS, NEW YORK BRANCH

U.S.$16,470,588.24

Tranche B Loan Commitment:         By:  /S/ Richard Teitelbaume
                                      ------------------------------------------
U.S.$3,529,411.76                  Title: Vice President

Total Commitment                   Lending Office:

U.S.$20,000,000                    1301 Avenue of the Americas
                                   New York, New York 10019

                                   Address for Notices:

                                   1301 Avenue of the Americas
                                   New York, New York 10019

                                   Attention:

                                   Facsimile No.:

                                   Telephone No.:

Tranche A Loan Commitment:         BANQUE PARIBAS

U.S.$8,235,294.12

Tranche B Loan Commitment:         By:  /S/ Lynne S. Randall
                                      ------------------------------------------
U.S.$1,764,705.88                  Title: Director

Total Commitment
                                   By:  /s/ Salo Aizenberg
U.S.$10,000,000                       ------------------------------------------
                                   Title: Vice President

                                   Lending Office:

                                   787 Seventh Avenue
                                   New York, New York 10019

                                   Address for Notices:

                                   787 Seventh Avenue
                                   New York, New York 100019

                                   Attention:

                                   Facsimile No.:

                                   Telephone No.:

                                   TORONTO DOMINION (TEXAS), INC.,
                                      as Administrative Agent


                                   By:  /S/ Jeffrey R. Lents
                                      ------------------------------------------
                                      Title: Vice President

                                   Address for Notices to Administrative Agent:

                                   Toronto Dominion (Texas), Inc.
                                   909 Fannin Street, Suite 1700
                                   Houston, Texas  77010

                                   Attention:  Jano Mott, Vice President

                                   Facsimile No.:  (713) 951-9921

                                   Telephone No.:  (713) 653-8231